EXHIBIT 10.3

Execution Copy

ALN-AT3 Global License Terms

dated as of January 6, 2018

by and between

ALNYLAM PHARMACEUTICALS, INC.

and

GENZYME CORPORATION

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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ALN-AT3 Global License Terms

TABLE OF CONTENTS

Page

1.	RELATIONSHIP WITH MASTER AGREEMENT; DEFINITIONS2
1.1	Relationship with Master Agreement2
1.2	Definitions2
2.	TRANSITION AND DEVELOPMENT13
2.1	Overview13
2.2	Transition13
2.3	Global Development Plan15
2.4	Diligence15
2.5	Records; Reports; Information Sharing15
2.6	Pharmacovigilance16
2.7	Third Parties17
3.	REGULATORY MATTERS17
3.1	Regulatory Filings and Interactions17
3.2	Costs of Regulatory Affairs18
3.3	Right of Reference18
4.	COMMERCIALIZATION OF THE GLOBAL AT3 LICENSED PRODUCTS19
4.1	Responsibility, Cost and Diligence19
4.2	Commercialization Summary19
4.3	First Commercial Sale Reporting Obligations19
4.4	Advertising and Promotional Materials19
4.5	Sales and Distribution20
4.6	Recalls, Market Withdrawals or Corrective Actions20
5.	TRANSITION MANAGEMENT20
5.1	Joint Transition Team20
5.2	Meetings20
5.3	Minutes21
5.4	JTT Responsibilities21
5.5	Decision-Making21
5.6	Term of JTT22
6.	MANUFACTURE AND SUPPLY OF THE GLOBAL AT3 LICENSED PRODUCTS22
6.1	Manufacturing and Supply22

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

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ALN-AT3 Global License Terms

7.	LICENSES22
7.1	License Grants to Genzyme22
7.2	License Grants to Alnylam25
7.3	Joint Collaboration IP26
7.4	In-Licenses26
7.5	Right of First Negotiation27
7.6	Bankruptcy27
7.7	No Other Rights28
8.	CERTAIN FINANCIAL TERMS29
8.1	Milestone Fee29
8.2	Royalties29
9.	REPRESENTATIONS, WARRANTIES AND COVENANTS31
9.1	Representations and Warranties of Alnylam31
9.2	Representations and Warranties of Genzyme34
9.3	Warranty Disclaimer34
9.4	Certain Covenants34
10.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS35
10.1	Inventorship35
10.2	Ownership35
10.3	Prosecution and Maintenance of Patent Rights35
10.4	Third Party Infringement39
10.5	Patent Term Extensions41
10.6	Common Interest42
10.7	Trademarks42
10.8	Cooperative Research and Technology (CREATE) Act Acknowledgment43
10.9	In-Licenses43
11.	TERM AND TERMINATION44
11.1	Term44
11.2	Termination Rights44
11.3	Effect of Termination45
11.4	Effect of Expiration or Termination; Survival50
12.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE50
12.1	Indemnification; Limitation of Liability; Insurance50
13.	PERFORMANCE BY AFFILIATES51
13.1	Use of Affiliates51
13.2	Future Acquisition of a Party or its Business51
13.3	Acquired Programs51

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

14.	PRESS RELEASE51
14.1	Press Release51
15.	ENTIRE AGREEMENT; AMENDMENTS.52
15.1	Entire Agreement; Amendments52

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

EXHIBITS

Exhibit AHigh Level Transition Outline

SCHEDULES

Schedule 1.2.8Alnylam Core Technology Patents

Schedule 1.2.13Alnylam Product-Specific Patents

Schedule 9.1Disclosure Schedule

Schedule 9.1.12Existing Alnylam In-Licenses / Additional Alnylam In-Licenses

Schedule 9.4.1(d)Exceptions to Exclusivity

Schedule 10.7Trademarks

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

ALN-AT3 GLOBAL LICENSE TERMS

THESE ALN-AT3 GLOBAL LICENSE TERMS (this “Agreement”) are entered into as of January 6, 2018 (the “Execution Date”), by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”), and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”). Except where otherwise specifically provided herein, the rights and obligations set forth herein shall only become binding upon the Effective Date (which, when used in this Agreement, has the meaning provided in Amendment No. 2 (as defined herein)).

RECITALS:

WHEREAS, Genzyme and Alnylam are parties to that certain Master Collaboration Agreement dated as of January 11, 2014 (the “Original Collaboration Agreement”), as amended by Amendment No. 1 to the Master Collaboration Agreement dated July 1, 2015 (“Amendment No. 1”) (the Original Collaboration Agreement, together with Amendment No. 1 and Amendment No. 2 (as defined below), the “Master Agreement”) pursuant to which, among other things, Alnylam granted Genzyme the exclusive right to Develop and Commercialize ALN-TTR02, ALN-TTRsc, ALN-TTRsc02 (as a back-up to ALN-TTRsc) and ALN-AT3 on a regional basis outside the United States, Canada and western Europe and the further right to co-Develop and co-Commercialize ALN-TTRsc, ALN-TTRsc02 (as a back-up to ALN-TTRsc) and ALN-AT3 with Alnylam in the United States, Canada and western Europe, in each case on the terms and conditions set forth in the Master Agreement and the License Terms attached to the Master Agreement as Appendix A (Regional License Terms), Appendix B (Global License Terms) and Appendix C (Co-Co License Terms) (the Master Agreement, together with the License Terms attached thereto, the “Collaboration Agreement”);

WHEREAS, Genzyme has invested substantial resources to acquire such rights and in the Development of ALN-AT3 and the Parties now desire to amend the above described terms and conditions as set forth in the Master Agreement;

WHEREAS, Genzyme and Alnylam, as of the Effective Date, are simultaneously entering into that certain Amendment No. 2 to the Collaboration Agreement (“Amendment No. 2”) pursuant to which the Parties: (i) terminate the co-Development and co-Commercialization rights provided for in the Co-Co License Terms (as defined in the Collaboration Agreement), (ii) cease further Development and Commercialization of ALN-TTR02 under the Regional License Terms and of ALN-TTRsc and ALN-TTRsc02 under the Co-Co License Terms, (iii) cease further Development and Commercialization of ALN-AT3 under the Co-Co License Terms and (iv) confirm the continued effectiveness of certain remaining Options (as defined in the Collaboration Agreement) held by Genzyme;

WHEREAS, the Parties have agreed to revised terms and conditions pursuant to which Alnylam will pursue the further Development and Commercialization of ALN-TTR02, ALN-

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

TTRsc and ALN-TTRsc02, and any Back-Up Products (as defined in the Exclusive TTR License), as set forth in that certain Exclusive License Agreement entered into by and between the Parties as of the Effective Date (the “Exclusive TTR License”); and

WHEREAS, Genzyme and Alnylam now wish for Genzyme to have the right to pursue the further Development and Commercialization of ALN-AT3, and any Back-Up Products (as defined herein) in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.	RELATIONSHIP WITH MASTER AGREEMENT; DEFINITIONS

1.1Relationship with Master Agreement

.  It is the intention of the Parties that their respective rights and obligations with respect to the Development, Manufacture,  and Commercialization of ALN-AT3 and the other Global AT3 Licensed Products (as defined below) be governed by this Agreement and the Master Agreement (including as amended by Amendment No. 2), subject to the express exceptions and alternative terms provided herein, as if the Global AT3 Licensed Products were “Global Licensed Products” for purposes of the Master Agreement. Certain terms of the Master Agreement are expressly incorporated herein by reference merely as a matter of convenience.  Accordingly, the following Sections of the Master Agreement are incorporated herein by reference: Section 5 (Collaboration Management); Section 6 (Manufacture and Supply of the Collaboration Products); Section 7 (Confidentiality and Publication); Section 9 (Royalty Reports; Payments; Audit); Section 10 (Indemnification; Limitation of Liability; Insurance); Section 12.2.4 (Challenges of Patent Rights); and Section 13 (Miscellaneous), in each case as may be amended herein. Any breach of the terms and conditions of this Agreement, including terms of the Master Agreement applicable to a Global AT3 Licensed Product, shall be treated as a breach under this Agreement and not a breach under the Master Agreement.

1.2Definitions

.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Master Agreement.  Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.2.1“Acquired Business” has the meaning set forth in Section 13.3.1 (Acquired Programs).

1.2.2“Acquirer” has the meaning set forth in Section 13.2 (Future Acquisition of a Party or its Business).

1.2.3 “Additional Alnylam In-Licenses” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

1.2.4“AF11 Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.5“Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” means: (a) in the case of corporate entities, direct or indirect ownership of [***] percent ([***]%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of [***] percent ([***]%) of the equity interest or the power to direct the management and policies of such non-corporate entities.

1.2.6“AJSC” has the meaning set forth in the Master Agreement.

1.2.7“ALN-AT3” has the meaning set forth in the Master Agreement.

1.2.8 “Alnylam Core Technology Patents” means Patent Rights Controlled by Alnylam during the Term that are [***].  The Alnylam Core Technology Patents existing as of the Implementation Date for any Global AT3 Licensed Product will be identified as the “Alnylam Core Technology Patents” in the Option Data Package for such Global AT3 Licensed Product provided by Alnylam to Genzyme under the Master Agreement and then attached hereto as Schedule 1.2.8-1 and Schedule 1.2.8-2, if applicable.

1.2.9“Alnylam Developed siRNA Product” means an siRNA with respect to which (a) Alnylam Controls Patent Rights Covering such siRNA, provided that once a product first satisfies the criterion set forth in this clause (a) such criterion shall be deemed satisfied at all times thereafter as to such product; and (b) Alnylam or an Affiliate of Alnylam [***].

1.2.10“Alnylam In-License” means any Existing Alnylam In-License or any Collaboration In-License to which Alnylam is a party.

1.2.11“Alnylam Know-How” means Know-How Controlled by Alnylam during the Term that is reasonably necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize Global AT3 Licensed Products in the Field in the Licensed Territory, other than Alnylam’s interest in Know-How included in Joint Collaboration IP.

1.2.12“Alnylam Patents” means Alnylam Core Technology Patents and Alnylam Product-Specific Patents.

1.2.13“Alnylam Product-Specific Patents” means Patent Rights Controlled by Alnylam during the Term that claim [***].  The Alnylam Product-Specific Patents existing as of the Effective Date for ALN-AT3 are listed on Schedule 1.2.13 attached hereto.  [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

1.2.14“Alnylam Technology” means, collectively, Alnylam Know-How, Alnylam Patents and Alnylam’s interest in Joint Collaboration IP.

1.2.15“Alnylam Trademark” has the meaning set forth in Section 10.7(a) (Trademarks).

1.2.16“ANDA” means an Abbreviated New Drug Application (or any successor application or procedure) as defined in regulations promulgated by the FDA under the FDCA, which ANDA is filed with or intended to be filed with the FDA (and, as applicable, any other analogous application filed with a Regulatory Authority in any country other than the U.S. in the Licensed Territory) for Regulatory Approval for marketing and selling a Global AT3 Licensed Product in the Licensed Territory.

1.2.17“AT3 Personnel” has the meaning set forth in Section 2.5.4 (Personnel).

1.2.18“Back-Up Option” has the meaning set forth in Section 7.1.5 (Back-Up Products).

1.2.19 “Back-Up Product” means (i) any product Controlled by Alnylam comprising a siRNA that targets the Licensed Target and (a) [***] (as such term is defined in the Master Agreement) by [***], or (b) for which Alnylam has [***] by [***], and in each case, for which Genzyme has elected to take a license under its Back-Up Option and (ii) any product Controlled by Genzyme comprising a siRNA that targets the Licensed Target and which would meet the criteria in (a) or (b) above if such product were a Collaboration Product Controlled by Alnylam.

1.2.20“Bankrupt Party” has the meaning set forth in Section 7.6 (Bankruptcy).

1.2.21“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Global AT3 Licensed Product in a country shall begin on the First Commercial Sale of a Global AT3 Licensed Product in such country and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term shall end on the last day of such Royalty Term.

1.2.22“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for a Global AT3 Licensed

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

Product in a country shall begin on the First Commercial Sale of a Global AT3 Licensed Product in such country and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of such Royalty Term.

1.2.23“Carbohydrate Conjugate” has the meaning set forth in the Master Agreement.

1.2.24“Certification” has the meaning set forth in Section 2.2.4 (Certification; Term of Transition Plan).

1.2.25“Clinical Study” has the meaning set forth in the Master Agreement.

1.2.26“Co-Co License Terms” has the meaning set forth in the Master Agreement.

1.2.27“Co-Co Territory Commercialization Plan” shall have the meaning set forth in the Co-Co License Terms.

1.2.28“Collaboration” has the meaning set forth in the Master Agreement.

1.2.29“Collaboration In-License” has the meaning set forth in the Master Agreement.

1.2.30“Collaboration Product” has the meaning set forth in the Master Agreement.

1.2.31“Commercialization” or “Commercialize” has the meaning set forth in the Master Agreement.

1.2.32“Commercialization Summary” has the meaning set forth in Section 4.2 (Commercialization Summary).

1.2.33“Commercially Reasonable Efforts” means [***].

1.2.34“Competing Program” has the meaning set forth in Section 13.3.1 (Acquired Programs).

1.2.35“Competitive Infringement” has the meaning set forth in Section 10.4.1 (Notices).

1.2.36“Confidential Information” has the meaning set forth in the Master Agreement.

1.2.37“Control”, “Controls” or “Controlled by” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

1.2.38“Cost of Goods” has the meaning set forth in the Master Agreement.

1.2.39 “Cover,” “Covering” or “Covers” has the meaning set forth in the Master Agreement.

1.2.40“CPI” means the Consumer Price Index – Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, 1982-84 = 100, published by the United States Department of Labor, Bureau of Labor Statistics (or its successor equivalent index) in the United States.

1.2.41“Development,” “Developing” or “Develop” has the meaning set forth in the Master Agreement.

1.2.42“Diligent Efforts” means, [***].

1.2.43“Effective Date” has the meaning set forth in Amendment No. 2.

1.2.44“EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.2.45“EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.

1.2.46“Execution Activities” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.47“Existing Global Development Plan” means the Global Development Plan for the ALN-AT3 established by the Parties as contemplated under the Co-Co License Terms.

1.2.48“Exclusivity Period” means, on a Global AT3 Licensed Product-by-Global AT3 Licensed Product and country-by-country basis within the Licensed Territory, the period of time commencing on the Effective Date and continuing until the first to occur of [***].

1.2.49“Existing Alnylam In-License” has the meaning set forth in the Master Agreement.

1.2.50“Existing Genzyme In-License” has the meaning set forth in the Master Agreement.

1.2.51“FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

1.2.52“FDCA” means the United States Federal Food, Drug, and Cosmetic Act of 1938, as amended from time to time, and the regulations and guidelines promulgated thereunder.

1.2.53“Field” means the treatment, diagnosis and/or prevention of all human diseases.

1.2.54“Final Transition Deadline” has the meaning set forth in Section 2.2.4 (Certification: Term of Transition Plan).

1.2.55“First Commercial Sale” means, with respect to a country, the first sale for end use or consumption of a Global AT3 Licensed Product in such country, except for compassionate use or patient access programs, after all Regulatory Approvals legally required for such sale have been granted by the Regulatory Authority of such country.

1.2.56“GalNAc Conjugate” has the meaning set forth in the Master Agreement.

1.2.57“Generic Competition” means, with respect to a Global AT3 Licensed Product in any country in the Licensed Territory in a given Calendar Quarter, that, during such Calendar Quarter, (a) one or more Generic Products with respect to such Global AT3 Licensed Product are commercially available in such country, and (b) Net Sales of such Global AT3 Licensed Product in such country in such Calendar Quarter equal less than [***] percent ([***]%) of the average Net Sales of such Global AT3 Licensed Product over the [***] consecutive Calendar Quarters immediately prior to the Calendar Quarter in which one or more Generic Products first became commercially available in such country.

1.2.58“Generic Product” means, on a Global AT3 Licensed Product-by-Global AT3 Licensed Product and country-by-country basis, a pharmaceutical product that (a) is sold by a Person that is not a Related Party of Genzyme under a marketing authorization granted by a Regulatory Authority in such country to a Third Party; (b) [***]; and (c) is approved by the Regulatory Authority in such country pursuant to an approval process that relies in part on pivotal safety and/or efficacy data in such Regulatory Authority’s previous grant of marketing authorization for such Global AT3 Licensed Product.

1.2.59“Genzyme Collaboration IP” means (a) any Know-How, first identified, discovered or developed solely by employees of Genzyme or its Affiliates or other persons not employed by Alnylam acting on behalf of Genzyme, in the conduct of the Collaboration and (b) any Patent Rights that claim or cover such Know-How and are Controlled by Genzyme at any time during the Term. Genzyme Collaboration IP excludes Genzyme’s interest in Joint Collaboration IP, in each case (a) and (b), other than Genzyme Manufacturing IP.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

1.2.60“Genzyme Disclosed Manufacturing Know-How” means Know-How (a) Controlled by Genzyme at any time during the Term that is useful in the Manufacture of a Global AT3 Licensed Product and (b) that Genzyme, in its sole discretion, discloses in writing to Alnylam in the course of the Collaboration.

1.2.61“Genzyme In-License” means any Existing Genzyme In-License, Un-Blocking Genzyme In-License or any Collaboration In-License to which Genzyme is a party.

1.2.62“Genzyme Know-How” means Know-How Controlled by Genzyme during the Term that is reasonably necessary or useful for Alnylam to Develop, Commercialize and/or Manufacture Global AT3 Licensed Products in the Field in the Licensed Territory (other than Genzyme’s rights in Joint Collaboration IP, Genzyme Collaboration IP and Genzyme Manufacturing IP).

1.2.63“Genzyme Manufacturing IP” means [***].

1.2.64“Genzyme Patent Jurisdictions” has the meaning set forth in the Master Agreement.

1.2.65“Genzyme Patent Rights” means those Patent Rights Controlled by Genzyme during the Term that are reasonably necessary or useful to Develop, Commercialize and/or Manufacture Global AT3 Licensed Products in the Field in the Licensed Territory. Genzyme Patent Rights excludes Patent Rights included in Genzyme Collaboration IP, Genzyme’s interest in Joint Collaboration IP and Genzyme Manufacturing IP.

1.2.66“Genzyme Technology” means, collectively, Genzyme Know-How, Genzyme Patent Rights, Genzyme Collaboration IP and Genzyme’s interest in Joint Collaboration IP, but excluding Genzyme Manufacturing IP.

1.2.67“Genzyme Trademarks” has the meaning set forth in Section 10.7(a) (Trademarks).

1.2.68“Global AT3 Licensed Product” means ALN-AT3 and any Back-Up Products, singly and collectively.

1.2.69 “Global Branding Strategy” has the meaning set forth in Section 4.4.1 (Global Branding).

1.2.70“Global Development Plan” has the meaning set forth in Section 2.3 (Global Development Plan).

1.2.71“Global Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties

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ALN-AT3 Global License Terms

and specifically identifiable and incurred to conduct such activities for a Global AT3 Licensed Product, including payments to contract personnel; [***].

1.2.72“GLP Clinical Supply Agreements” means each clinical supply agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide clinical supplies of a specified Global AT3 Licensed Product to Genzyme.

1.2.73“GLP Collaboration” means the collaboration of the Parties in the Development, Manufacture and Commercialization of Global AT3 Licensed Products under this Agreement.

1.2.74“GLP Commercial Supply Agreements” means each commercial supply agreement entered into between Alnylam and Genzyme as described in Section 6.2 of the Master Agreement (Collaboration Product Supply Agreements) pursuant to which Alnylam will provide commercial supplies of a specified Global AT3 Licensed Product to Genzyme.

1.2.75“GLP Supply Agreements” means, collectively, the GLP Clinical Supply Agreements and the GLP Commercial Supply Agreements.

1.2.76“Good Laboratory Practices” has the meaning set forth in the Master Agreement.

1.2.77“Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.2.78“Human POP Study” has the meaning set forth in the Master Agreement.

1.2.79“IFRS” has the meaning set forth in the Master Agreement.

1.2.80“Implementation Date” means (i) with respect to ALN-AT3, the Effective Date, and (ii) with respect to each Back-Up Product, the date on which Genzyme sent to Alnylam the applicable notice for such Back-Up Product under Section 7.1.5 (Back-Up Products).

1.2.81“Improvement Manufacturing Patent Right” means a Patent Right owned exclusively by Genzyme or its Affiliates that claims an invention related to the Manufacture of a Global AT3 Licensed Product that was made [***].

1.2.82“IND” has the meaning set forth in the Master Agreement.

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ALN-AT3 Global License Terms

1.2.83“In-License” has the meaning set forth in the Master Agreement.

1.2.84“Infringement Action” has the meaning set forth in Section 10.4.2(a) (Rights to Enforce – Genzyme Technology).

1.2.85“Initial Transition Deadline” has the meaning set forth in Section 2.2.4 (Certification; Term of Transition Plan).

1.2.86“Joint Collaboration IP” means, collectively, (a) any Know-How first identified, discovered or developed jointly by employee(s), agent(s) or consultant(s) acting on behalf of Alnylam or its Affiliates, on the one hand, and employee(s), agent(s) or consultant(s) acting on behalf of Genzyme or its Affiliates, on the other hand, in the conduct of the Collaboration that is Controlled by Alnylam and Genzyme, and (b) any Patent Rights that Cover such Know-How and are Controlled by Alnylam and Genzyme.

1.2.87“Joint Transition Team” or “JTT” means the transition team as more fully described in Section 5.1 (Joint Transition Team).

1.2.88“Know-How” has the meaning set forth in the Master Agreement.

1.2.89“Knowledge” means, with respect to any factual matters, the actual knowledge of the members of Alnylam’s representatives to the JTT and the knowledge that each such person would have, after reasonable investigation as to such matters, including making due inquiries of Alnylam personnel that are reasonably likely to have actual knowledge of such matters and responsibility for such matters.

1.2.90“Laws” has the meaning set forth in the Master Agreement.

1.2.91“Licensed Target” means Antithrombin.

1.2.92“Licensed Territory” means worldwide.

1.2.93“Lipid Nanoparticle Formulation” has the meaning set forth in the Master Agreement.

1.2.94“Manufacturing” or “Manufacture” has the meaning set forth in the Master Agreement.

1.2.95“Manufacturing Claim” means a claim within a Patent Right directed solely to Manufacturing a Global AT3 Licensed Product.

1.2.96 “MMC” means [***].

1.2.97“NDA” has the meaning set forth in the Master Agreement.

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1.2.98“Net Sales” means [***].

1.2.99 “Non-Bankrupt Party” has the meaning set forth in Section 7.6 (Bankruptcy).

1.2.100“Option Data Package” has the meaning set forth in the Master Agreement.

1.2.101“Option Exercise Date” has the meaning set forth in the Master Agreement.

1.2.102 “Party” means Genzyme and/or Alnylam.

1.2.103“Patent Rights” has the meaning set forth in the Master Agreement.

1.2.104“Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship joint stock company, joint venture, limited liability company, trust or government, or any Governmental Authority, or any other similar entity.

1.2.105“Phase III Study” has the meaning set forth in the Master Agreement.

1.2.106“Potential Back-Up Product” has the meaning section forth in Section 7.1.5(a).

1.2.107“Product Trademark(s)” means the Trademarks used, or intended for use, in connection with the distribution, marketing, promotion and sale of the Global AT3 Licensed Products.  Product Trademarks specifically exclude the corporate names and logos of the Parties and their Affiliates.  Product Trademark includes both the Alnylam Trademarks and the Genzyme Trademarks.

1.2.108“Promotional Materials” has the meaning set forth in Section 4.4.2 (Promotional Materials).

1.2.109“Regulatory Approval” has the meaning set forth in the Master Agreement.

1.2.110“Regulatory Authority” has the meaning set forth in the Master Agreement.

1.2.111“Regulatory Exclusivity” means, with respect to a Global AT3 Licensed Product in a country, any exclusive marketing right, data exclusivity right, orphan drug designation or other country-wide exclusive right or status conferred by any

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Governmental Authority with respect to such Global AT3 Licensed Product in such country, other than a Patent Right, that limits or prohibits a Person from (i) [***].

1.2.112“Related Party” means a Party’s Affiliates and permitted Sublicensees.

1.2.113“Reverted Global AT3 Licensed Product” has the meaning set forth in Section 11.3.3(b) (Effects of Termination of Global AT3 Licensed Product by Alnylam for Cause or by Genzyme for Convenience).

1.2.114“Royalty Term” has the meaning set forth in Section 8.2.3 (Royalty Term).

1.2.115“SDEA” has the meaning set forth in Section 2.6 (Pharmacovigilance).

1.2.116“Serious Adverse Event” has the meaning set forth in the Master Agreement.

1.2.117“siRNA” has the meaning set forth in the Master Agreement.

1.2.118“SPCs” has the meaning set forth in Section 10.5 (Patent Term Extensions).

1.2.119“Sublicensee” means a Third Party to whom a Party grants a sublicense under any Alnylam Technology or Genzyme Technology, as the case may be, pursuant to Section 7.1.4 (Sublicensing Terms) or Section 7.2.3 (Sublicensing Terms).

1.2.120“Term” has the meaning set forth in Section 11.1 (Term).

1.2.121“Third Party” has the meaning set forth in the Master Agreement.

1.2.122“Third Party License Payment” has the meaning set forth in the Master Agreement.

1.2.123“Trademark” has the meaning set forth in the Master Agreement.

1.2.124 “Trailing Global Option” has the meaning set forth in the Master Agreement.

1.2.125“Transfer Activities” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.126“Transferred Information” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

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1.2.127“Transition Activities” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.128 “Transition Period” means with respect to ALN-AT3, the period beginning on the Execution Date, and for all other Global AT3 Licensed Products, the period beginning on the Implementation Date for such Global AT3 Licensed Product, and in all cases ending on the date that is the later of the Initial Transition Deadline and, if applicable, the Final Transition Deadline.

1.2.129“Transition Plan” has the meaning set forth in Section 2.2 (Scope of Transition Plan).

1.2.130“Un-Blocking Genzyme In-License” has the meaning set forth in the Master Agreement.

1.2.131“Uncompleted Transition Activities” has the meaning set forth in Section 2.2.4 (Certification; Term of Transition Plan).

1.2.132“United States” or “U.S.” means the United States of America and its territories, possessions and commonwealths.

1.2.133“Valid Claim” means a claim of: (a) an issued and unexpired patent, which claim has not been withdrawn, cancelled, abandoned, disclaimed, revoked or held unenforceable or invalid by an unappealable decision of a court or other governmental agency of competent jurisdiction, or has not been appealed within the time allowed for appeal, or by an appealed decision of a court or other governmental agency of competent jurisdiction where the appeal has been pending for more than [***] years (unless and until such decision is subsequently overturned on appeal) and which has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a patent application that has been pending less than [***] years from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

2.	TRANSITION AND DEVELOPMENT

2.1Overview

.   Genzyme will have the sole right to Develop Global AT3 Licensed Products in the Licensed Territory.

2.2Transition

.

2.2.1Scope of Transition Plan.  Within [***] days after the Execution Date, or in the case of a Global AT3 Licensed Product other than ALN-AT3, within [***] days

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after the Implementation Date, the Parties shall prepare and deliver to the JTT a draft plan for the transition of the Development and Commercialization of the Global AT3 Licensed Product from Alnylam to Genzyme (a “Transition Plan”), a high-level outline of which is attached hereto as Exhibit A.  Promptly following the delivery of such draft Transition Plan to the JTT (and in any event no later than [***] days following such delivery), the JTT shall finalize the Transition Plan and such Transition Plan shall be incorporated into this Agreement by reference and shall replace Exhibit A hereto.  The Transition Plan for each Global AT3 Licensed Product will require Alnylam to, as soon as reasonably practicable following the Implementation Date with respect to such Global AT3 Licensed Product: (a) [***].  The Transition Plan for each Global AT3 Licensed Product will also describe any Development and Commercialization (including with respect to medical affairs activities) activities with respect to such Global AT3 Licensed Product that Alnylam is required to perform as requested by Genzyme and mutually agreed upon by the Parties (“Execution Activities” and together with the Transfer Activities, the “Transition Activities”) as further described in Section 2.2.3 (Support of Global Development and Commercialization) below.  [***].  With respect to Alnylam employees having experience or expertise relevant to the Development or Commercialization of the Global AT3 Licensed Products as conducted prior to the Effective Date, Alnylam shall (i) commit a sufficient portion of such employee’s working hours to enable the completion of the activities set forth in the Transition Plan for the Global AT3 Licensed Products in accordance with the timeline set forth in such Transition Plan and (ii) make such employees available to Genzyme at Genzyme’s reasonable request until the obligations in such Transition Plan with respect to which such employee has responsibilities are completed.

2.2.2Amendments and Extension to Term of Transition Plan.  The Parties anticipate that, with respect to ALN-AT3, the Transition Plan will cover a [***]-month period from the Execution Date, acknowledging that no Transfer Activities may be initiated prior to the Effective Date.  If, during the Transition Period, the Execution Activities performed by or on behalf of Alnylam under the Transition Plan exceed Fifty Million Dollars ($50,000,000), then Alnylam may propose an amendment to the Transition Plan to account for such additional Execution Activities and/or such additional costs, and if agreed by the JTT, the Transition Plan shall be amended to include such additional Execution Activities and/or costs at Genzyme’s expense.  In the event that Genzyme does not agree to such amendment to the Transition Plan, then Genzyme shall have no obligation to pay any additional amounts in respect of the Execution Activities, and Alnylam shall have no obligation to perform any additional Execution Activities or to incur costs covered under the proposed amendment.  Furthermore, in the event that Alnylam cannot deliver the Certification described in Section 2.2.4 (Certification; Term of Transition Plan) below within the aforementioned [***]-month period, then Alnylam shall have the right to request an extension to the Transition Plan in accordance with Section 2.2.4 (Certification; Term of Transition Plan).

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2.2.3Support of Global Development and Commercialization.  [***].  Unless otherwise agreed by the Parties, the Execution Activities for ALN-AT3 will include the obligations under the Existing Global Development Plan and the Co-Co Territory Commercialization Plan approved by the Parties for use in connection with ALN-AT3 under the Collaboration Agreement as such plans were in effect immediately prior to the Effective Date, for the portion of such plans as are within the Transition Period.

2.2.4Certification; Term of Transition Plan.  Alnylam shall notify Genzyme when Alnylam can certify, in good faith and to the best of its Knowledge, that, as of the date of such certification, (a) [***], (b) the Transfer Activities described in Sections 2.2.1(a), (c), (d) and (e) have been completed, (c) the Transfer Activities described in Sections 2.2.1(b) and (f) have been substantially completed, (d) the Execution Activities to be performed by Alnylam have been substantially completed and (e) that, with respect to any Transition Activity that has not been completed in full of which Alnylam has Knowledge (the “Uncompleted Transition Activities”), (i) the identity of any such Uncompleted Transition Activity has been included as an attachment to such certification and (ii) such failure to have completed such Transition Activity in full either (Y) arose out of circumstances that are beyond the reasonable control of Alnylam despite the use of Diligent Efforts by Alnylam (including for example, a failure of Genzyme to use diligence efforts in connection with the Transition Activities) or (Z) would not reasonably be expected to have a material adverse effect on the Development or Commercialization of the Global AT3 Licensed Product in the Licensed Territory (the “Certification”).  If Alnylam does not provide such Certification on or before the date that is [***] months after the Execution Date (the “Initial Transition Deadline”) or identifies any Uncompleted Transition Activities in its Certification as of the Initial Transition Deadline, then Alnylam shall have the right to request an extension to the Initial Transition Deadline, and the JTT shall amend the Transition Plan and shall make any changes or adjustments reasonably necessary to address specific root causes of delay and to expedite completion of the Transition Activities by no later than the date that is [***] months from the Initial Transition Deadline (such date, the “Final Transition Deadline”).  By no later than the Final Transition Deadline, Alnylam shall deliver the Certification (or, if such Certification was previously delivered by the Initial Transition Deadline, an updated Certification with respect to any Uncompleted Transition Activities), to Genzyme; provided however, that Alnylam shall include any qualifications or limitations that are applicable to the Certification as needed to ensure that the Certification is true and correct.  In the event that Alnylam fails to complete any Transition Activities assigned to it under the Transition Plan by the Final Transition Deadline (including any Uncompleted Transition Activities), and such failure (Y) arose out of circumstances that, through the use of Diligent Efforts by Alnylam, were not or would have been beyond the reasonable control of Alnylam and (Z) would reasonably be expected to have a material adverse effect on the Development or Commercialization of the Global AT3 Licensed Product in the Licensed Territory or in any country of a MMC,

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ALN-AT3 Global License Terms

then Alnylam shall [***] to complete such Transition Activities as soon as reasonably practicable after the end of the Transition Period until the first to occur of (1) such Transition Activities are completed and (2) Genzyme agrees to the termination of such efforts by Alnylam.

2.2.5Costs during and after Transition Period.  Each Party shall bear its own costs (including any Third Party costs it incurs) in performing the Transfer Activities.  Subject to Section 2.2.2 (Amendments and Extension to Term of Transition Plan), during the Transition Period for ALN-AT3, Alnylam shall be responsible for [***] percent ([***]%) of the costs for the Execution Activities performed (including costs incurred to procure goods or services from Third Parties to facilitate or execute such performance) to the extent consistent with the Global Development Plan and the Co-Co Territory Commercialization Plan (including the budgetary components of such plans), and the Parties shall allocate budgeted amounts, accrue and document such expenses, and comply with recordkeeping and audit provisions applicable to such activities all in accordance with the terms and conditions set forth in the Co-Co License Terms (such terms being incorporated herein by reference).  After expiration of the Transition Period, Genzyme shall be responsible for all costs of Development and Commercialization of ALN-AT3.

2.3Global Development Plan

. Within [***] days following the Implementation Date with respect to a Global AT3 Licensed Product, Genzyme shall provide the AJSC with a work plan and time table for the Development activities and Clinical Studies to be undertaken with respect to such Global AT3 Licensed Product in the Licensed Territory (a “Global Development Plan”).  During the Term, Genzyme shall update the Global Development Plan for such Global AT3 Licensed Product annually and shall provide such updated Global Development Plan to the AJSC.  The AJSC shall review and comment on each Global Development Plan submitted to it by Genzyme and Genzyme shall consider the AJSC’s comments; provided, however, that Genzyme will have sole discretion and control over the contents of such Global Development Plan.

2.4Diligence

.  Genzyme will use Commercially Reasonable Efforts to [***].

2.5Records; Reports; Information Sharing

.

2.5.1Development Activities. Following the Transition Period with respect to a Global AT3 Licensed Product, [***] Genzyme will provide to Alnylam, through the AJSC, an update regarding Development activities conducted by or on behalf of Genzyme with respect to such Global AT3 Licensed Product, as well as any Clinical Studies with respect to such Global AT3 Licensed Product conducted by Genzyme.

2.5.2Scientific Records. Genzyme will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes and in compliance with Good Laboratory Practices with respect to activities intended to be

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ALN-AT3 Global License Terms

submitted in regulatory filings (including INDs and NDAs), which will fully and properly reflect all work done and results achieved in the performance of the Development activities and Clinical Studies with respect to Global AT3 Licensed Products.

2.5.3Information Exchange and Development Assistance. Following the completion of the Transition Plan with respect to a Global AT3 Licensed Product, Alnylam shall deliver to Genzyme, [***] (except as provided in Section 6.5 of the Master Agreement (Transfer of Manufacturing Know-How)) and in a commercially reasonable format, any Transferred Information with respect to such Global AT3 Licensed Product that comes into Alnylam’s Control or possession.  If, following the completion of the Transition Plan with respect to a Global AT3 Licensed Product, Alnylam discovers that it Controls or possesses any Transferred Information with respect to such Global AT3 Licensed Product that should have been transferred by Alnylam to Genzyme under the Transition Plan but that was not so transferred, Alnylam will promptly provide such Transferred Information to Genzyme.

2.5.4Personnel. Genzyme may request that Alnylam reasonably make available for consultation regarding the Development or Commercialization of a Global AT3 Licensed Product certain of its employees engaged in Development or Commercialization activities with respect to such Global AT3 Licensed Product.  During the Transition Period, Genzyme shall not solicit, as an employee, consultant, advisor or in any similar status any employee, consultant or advisor to Alnylam who has performed or is performing any obligations of Alnylam under this Agreement (“AT3 Personnel”), without first notifying Alnylam and obtaining Alnylam’s prior consent to solicit such person.  For the avoidance of doubt, the foregoing obligation shall not prohibit any general solicitation or the hiring of any person who responds to a general advertisement or solicitation, including but not limited to advertisements or solicitations through newspapers, trade publications, periodicals, radio or internet database, or efforts by any recruiting or employment agencies, not specifically directed at employees of Alnylam.  During the Transition Period, the Parties shall work together in good faith to prepare and approve a Transition Plan that identifies AT3 Personnel that may be appropriate for Genzyme to solicit.

2.5.5Confidentiality. All information exchanged by the Parties under this Section 2.5.5 will be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 7 (Confidentiality and Publication) of the Master Agreement; provided, however, that all Transferred Information with respect to a Global AT3 Licensed Product delivered by Alnylam to Genzyme pursuant to Section 2.2 (Transition) or 2.5.3 (Information Exchange and Development Assistance) shall be deemed to be Confidential Information of Genzyme.

2.6Pharmacovigilance

.  Promptly following the Effective Date, the Parties will negotiate in good faith and enter into a Safety Data Exchange Agreement (“SDEA”), which will define the pharmacovigilance responsibilities of the Parties and include safety

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data exchange procedures governing the coordination of collection, investigation, reporting and exchange of information concerning any adverse experiences, and any product quality and product complaints associated with adverse experiences, related to the Global AT3 Licensed Product sufficient to enable each Party (and their respective Related Parties, if any) to comply with its legal and regulatory obligations.  In addition, such SDEAs will include the safety data exchange procedures governing the exchange of information affecting the Global AT3 Licensed Product or the class (e.g., serious adverse events, emerging safety issues), including but not limited to regular meetings of safety personnel and presentations of relevant information to the AJSC.

2.7Third Parties

.  The Parties shall be entitled to utilize the services of Third Parties to perform their respective Development and Manufacturing activities under this Agreement, provided that (a) each Party shall require that such Third Party operates in a manner consistent with the terms of this Agreement and (b) each Party shall remain at all times fully liable for its respective responsibilities. Each Party shall require that any such Third Party agreement include confidentiality and non-use provisions that are no less stringent than those set forth in Section 7 (Confidentiality and Publication) of the Master Agreement and shall obtain ownership of, and/or a fully sublicensable license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Develop, Manufacture and/or Commercialize Global AT3 Licensed Products in the Field.  The Party utilizing the services of a Third Party service provider shall be solely responsible for direction of and communications with such Third Party.

3.	REGULATORY MATTERS

3.1Regulatory Filings and Interactions

.

3.1.1Ownership of Regulatory Filings.  Genzyme will own all INDs, NDAs and related regulatory documentation submitted to any Regulatory Authority in the Licensed Territory with respect to any Global AT3 Licensed Product, excluding any drug master files maintained by or on behalf of Alnylam.  At Genzyme’s request following the Implementation Date for a Global AT3 Licensed Product, Alnylam will promptly assign and transfer to Genzyme all INDs, NDAs and other regulatory documentation submitted to any Regulatory Authority in the Licensed Territory with respect to such Global AT3 Licensed Product that is in the possession or control of Alnylam, excluding any drug master files maintained by or on behalf of Alnylam, and each Party will submit all filings, letters and other documentation necessary to effect such assignment and transfer to the applicable Regulatory Authority no later than [***] days after such request for such Global AT3 Licensed Product.  Alnylam hereby appoints Genzyme as Alnylam’s agent for all matters related to each Global AT3 Licensed Product involving Regulatory Authorities in the Licensed Territory during the period beginning on the Implementation Date for such Global AT3 Licensed Product and ending on the date that the transfer of all INDs, NDAs and related regulatory documents filed with or submitted to any Regulatory

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Authority in the Licensed Territory that relate to such Global AT3 Licensed Product, excluding any drug master files maintained by or on behalf of Alnylam, becomes effective, and Genzyme hereby accepts such appointment.

3.1.2Responsibilities for Regulatory Matters.  Genzyme will be solely responsible for all regulatory matters relating to Global AT3 Licensed Products in the Licensed Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Licensed Territory with respect to Global AT3 Licensed Products; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Licensed Territory with respect to Global AT3 Licensed Products; and (iii) seeking and maintaining all regulatory filings in the Licensed Territory with respect to Global AT3 Licensed Products.

3.1.3Communications with Regulatory Authorities.  Genzyme will provide Alnylam, through the AJSC, as part of the quarterly updates regarding Development activities described in Section 2.5.1 (Development Activities), with a brief description in English, of the principal issues raised in any material communication with any Regulatory Authority in the Licensed Territory with respect to any Global AT3 Licensed Product during the preceding Calendar Quarter.  For purposes of this Section 3.1.3, “material communication” with Regulatory Authorities include meetings with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, or lack of efficacy.

3.1.4Submissions.  With respect to each Global AT3 Licensed Product, Genzyme shall provide Alnylam with prompt written notice of each of the following events (but in any event within [***] days) after the occurrence of such event in the Licensed Territory: (i) the filing of any IND for such Global AT3 Licensed Product; (ii) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations, Investigator Brochures, label updates) of such Global AT3 Licensed Product to any Regulatory Authority; and (iii) receipt or denial of Regulatory Approval for such Global AT3 Licensed Product; provided, however, that in all circumstances, Genzyme shall inform Alnylam of such event prior to public disclosure of such event by Genzyme.

3.2Costs of Regulatory Affairs

.  After expiration of the Transition Period, Genzyme shall be responsible for all costs and expenses incurred in connection with applying for Regulatory Approval with respect to Global AT3 Licensed Products in the Licensed Territory, and related regulatory affairs activities.

3.3Right of Reference

.  Alnylam hereby grants to Genzyme, and at the request of Genzyme will grant to Genzyme’s Related Parties, a “Right of Reference,” as

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that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any preclinical (including toxicology) studies, Clinical Studies or early access/named patient programs for the Global AT3 Licensed Products) included in or used in support of a regulatory filing, Regulatory Approval, drug master file or other regulatory documentation (including orphan drug applications and designations) made or maintained by or on behalf of Alnylam or its Related Parties to the extent necessary or useful to Develop, Manufacture or Commercialize Global AT3 Licensed Products in the Licensed Territory.  Notwithstanding anything to the contrary in this Agreement, Alnylam shall not withdraw or inactivate any regulatory filing that Genzyme or a Genzyme Related Party references or otherwise uses pursuant to this Section 3.3.

4.	COMMERCIALIZATION OF THE GLOBAL AT3 LICENSED PRODUCTS

4.1Responsibility, Cost and Diligence

. After expiration of the Transition Period, Genzyme shall be solely responsible, at its expense, for all Commercialization activities relating to Global AT3 Licensed Products in the Field in the Licensed Territory. Genzyme shall use Commercially Reasonable Efforts to [***].

4.2Commercialization Summary

. No less than [***] months in advance of the reasonably expected first Regulatory Approval in the Licensed Territory with respect to a Global AT3 Licensed Product, and annually thereafter, Genzyme shall prepare and deliver to Alnylam, through the AJSC, (i) a high level summary of the Commercialization and Development activities performed in each MMC during the just-completed Calendar Year and (ii) a high level summary of the Commercialization and Development activities to be undertaken with respect to such Global AT3 Licensed Product in the then-current Calendar Year and Genzyme’s plans to obtain further Regulatory Approvals and Commercialize such Global AT3 Licensed Products in each MMC in which Genzyme is not then Commercializing such Global AT3 Licensed Products, and the dates by which such activities are targeted to be accomplished (the “Commercialization Summary”).

4.3First Commercial Sale Reporting Obligations

.  Genzyme shall promptly provide Alnylam with written notice of the First Commercial Sale of each Global AT3 Licensed Product.

4.4Advertising and Promotional Materials

.

4.4.1Global Branding. Genzyme shall have the sole right, from time to time during the Term, to develop (and thereafter modify and update) a global branding strategy (including global positioning, messages, logo, colors and other visual branding elements) for each Global AT3 Licensed Product for use in the Field throughout the

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Licensed Territory (the “Global Branding Strategy”) for review by the AJSC.  Except as prohibited by applicable Law, the labeling for each Global AT3 Licensed Product shall include a reasonably prominent reference to such Global AT3 Licensed Product as being sold under license from Alnylam and, if applicable, a reasonably prominent reference to Alnylam as the manufacturer of such Global AT3 Licensed Product.

4.4.2Promotional Materials. Genzyme will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Global AT3 Licensed Product (“Promotional Materials”) for use in the Licensed Territory. All such Promotional Materials will be compliant with applicable Law.

4.5Sales and Distribution

.  Genzyme and its Related Parties shall be solely responsible for booking sales and shall warehouse and distribute Global AT3 Licensed Products in the Licensed Territory.

4.6Recalls, Market Withdrawals or Corrective Actions

.  In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Global AT3 Licensed Product, Genzyme shall have the sole right to decide whether to conduct a recall and the manner in which any such recall shall be conducted.  Genzyme shall bear the expense of any such recall.

5.	TRANSITION MANAGEMENT

5.1Joint Transition Team

. The Parties shall establish a JTT to facilitate the transition of each Global AT3 Licensed Product from Alnylam to Genzyme as follows:

5.1.1Composition of the Joint Transition Team. The transition of each Global AT3 Licensed Product from Alnylam to Genzyme shall be conducted under the oversight of a JTT, which shall comprise three (3) representatives of each Party.  Each Party shall appoint its respective representatives to the JTT for a Global AT3 Licensed Product within [***] days following the Implementation Date for such Global AT3 Licensed Product, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each representative on a JTT shall have appropriate expertise and ongoing familiarity with the applicable Global AT3 Licensed Product and the GLP Collaboration generally.  Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JTT meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7 (Confidentiality and Publication) of the Master Agreement.

5.1.2JTT Chairperson. The JTT chairperson shall be a JTT representative of Genzyme.  The JTT chairperson’s responsibilities shall include (a) scheduling meetings;

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ALN-AT3 Global License Terms

(b) setting agendas for meetings with solicited input from other members; (c) coordinating the delivery of draft minutes to the JTT for review and final approval; and (d) conducting meetings, including ensuring that objectives for each meeting are set and achieved.

5.2Meetings

.  Each JTT shall meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Calendar Quarter, with the location for such meetings alternating between Alnylam and Genzyme facilities (or such other locations as are mutually agreed by the Parties).  Alternatively, a JTT may meet by means of teleconference, videoconference or other similar communications equipment.  All proceedings for each JTT shall take place in English. Where the membership of a JTT for a Global AT3 Licensed Product is the same as one or more other JTTs for other Global AT3 Licensed Products, such JTTs may have a single meeting to discuss each Global AT3 Licensed Product for which they have responsibility.  Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

5.3Minutes

.  A secretary shall be appointed for each meeting of each JTT and shall prepare minutes of the meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such JTT.

5.4JTT Responsibilities

. The JTT with respect to a Global AT3 Licensed Product shall have the following responsibilities with respect to such Global AT3 Licensed Product:

(a)

finalizing and approving a Transition Plan for such Global AT3 Licensed Product that meets the requirements set forth in Section 2.2 (Transition), including any Transition Activities that Alnylam will be obligated to perform under such Transition Plan;

(b)	reviewing and commenting on the initial Global Development Plan for such Global AT3 Licensed Product, and reviewing and commenting on updates to the Global Development Plan provided by Genzyme;
(c)

coordinating any manufacturing and supply relationship between the Parties with respect to the Manufacture of such Global AT3 Licensed Product for Development activities (subject to the terms of the GLP Clinical Supply Agreement, if any); and

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(d)	performing such other activities as the Parties agree in writing shall be the responsibility of such JTT.

5.5Decision-Making

.   No JTT shall have any decision-making authority with respect to any matters under this Agreement; provided, however, that each JTT shall have the authority to approve the Transition Plan for the Global AT3 Licensed Product for which such JTT is responsible.  With respect to approving a Transition Plan, the representatives of each Party on a JTT shall have collectively one vote on behalf of such Party and such JTT shall attempt to approve such Transition Plan by consensus.  If the applicable JTT fails to approve a Transition Plan for a Global AT3 Licensed Product within [***] days following the delivery of such Transition Plan to the JTT with respect to such Global AT3 Licensed Product, then the matter shall be submitted to the AJSC.  If the matter is still unresolved after a further [***] days, then such matter shall be submitted to the AJSC.  If the matter is still unresolved after a further [***] days, then such matter shall be submitted to [***].

[***]

5.6Term of JTT

. Upon expiration of the Transition Period, either Party shall have the right to terminate the Parties’ respective obligations to participate in the JTT for the Global AT3 Licensed Products.

6.	MANUFACTURE AND SUPPLY OF THE GLOBAL AT3 LICENSED PRODUCTS

6.1Manufacturing and Supply

.   The Manufacturing of each Global AT3 Licensed Product will be governed by the terms and conditions set forth in Section 6 (Manufacture and Supply of Collaboration Products) of the Master Agreement, including such defined terms and other terms and conditions of the Master Agreement as are referenced therein, and such Section 6 (Manufacture and Supply of Collaboration Products) of the Master Agreement is hereby incorporated by reference into this Agreement and the terms set forth therein shall be binding rights and obligations of the Parties hereunder as fully as if such Sections of the Master Agreement were set forth herein, in all cases, subject to Section 1.1 (Relationship with Master Agreement) hereof; provided, that, for purposes of this Section only: (a) the terms “Collaboration Products”  and “Global Licensed Products” as referenced in the Master Agreement shall be deemed to include the Global AT3 Licensed Products and (b) the term “Implementation Date” as referenced in the Master Agreement shall be deemed to mean the Implementation Date, as defined herein.

7.	LICENSES

7.1License Grants to Genzyme

.

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7.1.1Development License. On a Global AT3 Licensed Product-by-Global AT3 Licensed Product basis, subject to the provisions of this Agreement (including Section 9.4.1(d) (Exclusivity)) and any GLP Clinical Supply Agreement, effective upon the Implementation Date for such Global AT3 Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), exclusive (even as to Alnylam) license under Alnylam Technology other than Patent Rights assigned to Genzyme pursuant to Section 10.3.5.1 (Assignment of Alnylam Product-Specific Patents) to Develop such Global AT3 Licensed Product in the Field in the Licensed Territory.

7.1.2Commercialization License. On a Global AT3 Licensed Product-by-Global AT3 Licensed Product basis, subject to the provisions of this Agreement (including Section 9.4.1(d) (Exclusivity)) and any GLP Commercial Supply Agreement, effective upon the Implementation Date for such Global AT3 Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4 (Sublicensing Terms)), exclusive (even as to Alnylam) license under Alnylam Technology other than Patent Rights assigned to Genzyme pursuant to Section 10.3.5.1 (Assignment of Alnylam Product-Specific Patents) to Commercialize such Global AT3 Licensed Product in the Field in the Licensed Territory. Such license shall be royalty-bearing for the Royalty Term applicable to each Global AT3 Licensed Product in each country in the Licensed Territory, and, after the Royalty Term applicable to such Global AT3 Licensed Product in such country, shall convert to a fully-paid, perpetual license to Commercialize such Global AT3 Licensed Product in the Field in such country.

7.1.3Manufacturing License. On a Global AT3 Licensed Product-by-Global AT3 Licensed Product basis, subject to the provisions of this Agreement (including Section 9.4.1(d) (Exclusivity)), any GLP Supply Agreement and any Third Party Supply Agreement, effective upon the Implementation Date for such Global AT3 Licensed Product, Alnylam hereby grants Genzyme a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.1.4  (Sublicensing Terms)), worldwide, exclusive (even as to Alnylam) license under Alnylam Technology other than Patent Rights assigned to Genzyme pursuant to Section 10.3.5.1 (Assignment of Alnylam Product-Specific Patents) to Manufacture such Global AT3 Licensed Product.  Notwithstanding the foregoing, Alnylam retains the right under the Alnylam Technology, with the right to grant licenses through multiple tiers without restriction, to Manufacture Global AT3 Licensed Products anywhere in the world to supply (or have supplied) Genzyme pursuant to any GLP Supply Agreement.

7.1.4Sublicensing Terms.

(a)	Subject to Section 7.5 (Right of First Negotiation), Genzyme shall have the right to sublicense any of its rights

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ALN-AT3 Global License Terms

under Sections 7.1.1 (Development License), 7.1.2 (Commercialization License) and 7.1.3 (Manufacturing License) to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Alnylam, subject to the requirements of this Section 7.1.4.

(b)

Each sublicense granted by Genzyme pursuant to this Section 7.1.4 shall be subject and subordinate to the provisions of this Agreement and shall contain provisions consistent with those in this Agreement. Genzyme shall promptly provide Alnylam with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 7.1.4), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication) of the Master Agreement with respect to Alnylam’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Global AT3 Licensed Product Commercialization rights, such sublicense agreement shall also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Genzyme to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement; and (y) the audit requirement set forth in Section 9.2 (Audits) of the Master Agreement; and (iii) a requirement that the Sublicensee comply with the applicable provisions under any Alnylam In-License.

(c)

If Genzyme becomes aware of a material breach of the terms of any sublicense by any Genzyme Sublicensee, compliance with which is necessary for Genzyme’s compliance with the terms of this Agreement, Genzyme shall promptly notify Alnylam of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the terms of the sublicense necessary for Genzyme’s compliance with the terms of this Agreement. [***]. Notwithstanding any sublicense, Genzyme shall remain primarily liable to

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ALN-AT3 Global License Terms

Alnylam for the performance of all of Genzyme’s obligations under, and Genzyme’s compliance with all provisions of, this Agreement.

7.1.5Back-Up Products.

(a)

Subject to Sections 13.2 (Future Acquisition of a Party or its Business) and 13.3 (Acquired Programs), Alnylam hereby grants to Genzyme a series of exclusive options (each, a “Back-Up Option”), under each of which Genzyme shall have the right, but not the obligation, to take a license on the terms set forth in the this Agreement to any product that would be a Back-Up Product if such option were exercised (a “Potential Back-Up Product”).

(b)

As soon as is reasonably practicable on or after the date that a product becomes a Potential Back-Up Product, Alnylam shall complete all activities necessary to prepare a complete Initial Option Data Package (as such term is defined in the Master Agreement) for the applicable Potential Back-Up Product and provide Genzyme with such Initial Option Data Package and an Initial Option Notice (as such term is defined in the Master Agreement, including the required contents thereof).  Following delivery of the Initial Option Notice, the Option (as such term is defined in the Master Agreement) evaluation and exercise procedures set forth in the Master Agreement (including, for clarity, the last paragraph of Section 3.3.1 and Sections 3.3.2, 3.3.3.4, 3.3.4) shall apply, mutatis mutandis.

(c)

Upon Genzyme’s exercise of a Back-Up Option, the applicable Potential Back-Up Product shall automatically be deemed to be a Back-Up Product and a Global AT3 Licensed Product for all purposes under this Agreement and the license from Alnylam to Genzyme for such Global AT3 Licensed Product shall automatically, with no further action by any Party, go into full force and effect and all obligations of Alnylam and Genzyme set forth in this Agreement, including the payment obligations set forth herein, shall become the binding obligations of the applicable Party in respect of such Global AT3 Licensed Product.

7.2License Grants to Alnylam

.

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ALN-AT3 Global License Terms

7.2.1License to Improvement Manufacturing Patent Rights. Subject to the provisions of this Agreement, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.2.3 (Sublicensing Terms)), worldwide, non-exclusive license under the Improvement Manufacturing Patent Rights, to Manufacture (a) Alnylam Developed siRNA Products targeting any human gene; and (b) Global AT3 Licensed Products for Development and Commercialization in the Licensed Territory by Genzyme.

7.2.2License to Genzyme Disclosed Manufacturing Know-How. Subject to the provisions of this Agreement, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 13.1 of the Master Agreement (Assignment)), sublicensable (subject to Section 7.2.3 (Sublicensing Terms)), worldwide, non-exclusive license under the Genzyme Disclosed Manufacturing Know-How to Manufacture Global AT3 Licensed Products for Development and Commercialization in the Licensed Territory by Genzyme.

7.2.3Sublicensing Terms.

(a)

Subject to Section 7.5 (Right of First Negotiation), Alnylam shall have the right to sublicense any of its rights under Sections 7.2.1 (License to Improvement Manufacturing Patent Rights) and 7.2.2 (License to Genzyme Disclosed Manufacturing Know-How) (which sublicensed rights may be further sublicensable through multiple tiers) to [***].

(b)

Each sublicense granted by Alnylam pursuant to this Section 7.2.3 shall be subject and subordinate to the provisions of this Agreement and shall contain provisions consistent with those in this Agreement. Alnylam shall promptly provide Genzyme with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 7.2.3), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication) of the Master Agreement with respect to Genzyme’s Confidential Information and (ii) a requirement that the Sublicensee comply with the applicable provisions under any Genzyme In-License.

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ALN-AT3 Global License Terms

(c)

If Alnylam becomes aware of a material breach of any sublicense by any Alnylam Sublicensee, compliance with which is necessary for Alnylam’s compliance with the provisions of this Agreement, Alnylam shall promptly notify Genzyme of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the terms of the sublicense necessary for Alnylam’s compliance with the provisions of this Agreement. [***].  Notwithstanding any sublicense, Alnylam shall remain primarily liable to Genzyme for the performance of all of Alnylam’s obligations under, and Alnylam’s compliance with all provisions of, this Agreement.

7.3Joint Collaboration IP

. Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of, each Party under this Agreement, either Party is entitled to practice Joint Collaboration IP for all purposes on a worldwide basis and license Joint Collaboration IP without consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Collaboration IP, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Collaboration IP, and will execute documents as necessary to accomplish the foregoing.

7.4In-Licenses

.

7.4.1Compliance with In-Licenses. All licenses and other rights granted to Genzyme under this Section 7 are subject to the rights and obligations of Alnylam under the Alnylam In-Licenses.  All licenses and other rights granted to Alnylam under this Section 7 are subject to the rights and obligations of Genzyme under the Genzyme In-Licenses. Each Party shall comply with all applicable terms and conditions of the In-Licenses, and shall perform and take such actions as may be required to allow the Party that is party to such In-License to comply with its obligations thereunder, including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence. Without limiting the foregoing, each Party shall prepare and deliver to the other Party any additional reports required under the applicable In-Licenses and requested by such other Party, in each case sufficiently in advance to enable the Party that is party to such In-License to comply with its obligations under the applicable In-Licenses. Each Party agrees, upon the other Party’s request, to provide the other Party with copies of any In-Licenses to which it is a party. Confidential Information of the providing Party or its counterparty may be redacted from such copies, except to the extent that such information is required in order to enable the other Party to comply with its obligations to the providing Party under this Agreement with respect to such In-

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ALN-AT3 Global License Terms

License or in order to enable the providing Party to ascertain compliance with the provisions of this Agreement.

7.5Right of First Negotiation

.  If, at any time prior to the [***], Genzyme desires to grant any Third Party rights to Develop and/or Commercialize one or more Global AT3 Licensed Product(s) in the Field in any portion of the Licensed Territory (excluding customary distribution arrangements entered into in the ordinary course of business by Genzyme), Genzyme shall notify Alnylam in writing of its intent. Alnylam shall have [***]) days from receipt of such written notice to notify Genzyme in writing as to whether Alnylam desires to negotiate for such rights in such territory, and if Alnylam so notifies Genzyme that it does desire to negotiate for such rights in such territory, Alnylam shall have the exclusive right for [***] days from the date of such notification to Genzyme to negotiate with Genzyme and to make one or more written non-binding offers to Genzyme concerning the acquisition of such rights in such territory by Alnylam.  Alnylam shall have the exclusive right for [***] days (or such longer period as may be mutually agreed by the Parties) after such [***] day period, to finalize and enter into a definitive agreement with Genzyme for such rights in such territory, provided that if either Alnylam does not provide such written notice within such [***] day period or Alnylam does provide such written non-binding offer within such subsequent [***] day period, or Alnylam provides such notice of interest and such written offer but for any reason Genzyme and Alnylam do not enter into a definitive agreement within the [***] day negotiation period, Genzyme shall be free to enter into an agreement with a Third Party(ies) relating to such rights in such territory, without further obligation to Alnylam.  [***]. For clarity, prior to the exclusive negotiating periods described above, Genzyme shall be free to engage in discussions and exchange information with Third Parties with respect to the applicable Global AT3 Licensed Product(s) rights, but shall not enter into any binding agreement with any Third Party with respect to such rights.

7.6Bankruptcy

.  All rights and licenses granted under or pursuant to this Agreement by a Party to the other, including those set forth in Sections 3.3 (Right of Reference), 7.1 (License Grants to Genzyme), 7.2 (License Grants to Alnylam), and 11.3.3(b) (Effects of Termination of Global AT3 Licensed Product by Alnylam for Cause or by Genzyme for Convenience), are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties and their respective Sublicensees, as sublicensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto. The Parties further agree that upon commencement of a bankruptcy proceeding by or against a Party (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual

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property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. Without limiting the foregoing, Alnylam hereby grants to Genzyme a right of access to and to obtain possession of (i) copies of research data, (ii) laboratory samples, (iii) samples of Global AT3 Licensed Product, (iv) formulas, (v) laboratory notes and notebooks, (vi) data and results related to clinical trials, (vii) regulatory filings and approvals, (viii) rights of reference in respect of regulatory filings and approvals, (ix) pre-clinical research data and results, (x) marketing, advertising and promotional materials, all of which (in clauses (i) through (x)) constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code and (xi) all other embodiments of such intellectual property, and in respect of each of the foregoing clauses (i) through (xi), solely for the purpose of the exercise of Genzyme’s rights and licenses under this Agreement, whether any of the foregoing are in Alnylam’s possession or control or in the possession and control of Third Parties. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by Non-Bankrupt Party or its Related Parties of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Related Parties in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Laws.

7.7No Other Rights

.  Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party, as a result of this Agreement, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.

8.	CERTAIN FINANCIAL TERMS

8.1Milestone Fee

.  Genzyme shall pay Alnylam Fifty Million Dollars ($50,000,000) upon the dosing of the first patient in the first Phase III Study for a Global AT3 Licensed Product.

8.2Royalties

.

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8.2.1Royalties Payable on ALN-AT3.  Subject to the provisions of this Agreement, Genzyme shall pay to Alnylam royalties on annual Net Sales of ALN-AT3  by Genzyme and its Related Parties in the Licensed Territory, as follows:

Calendar Year Net Sales of ALN-AT3 in the Licensed Territory	Royalty (as a percentage of Net Sales of ALN-AT3)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Royalties on annual Net Sales of ALN-AT3 shall be paid at the rate applicable to the portion of such annual Net Sales within each of the Net Sales levels above during such Calendar Year.  By way of example only, if Genzyme receives [***]U.S. Dollars ($[***]) in Net Sales on ALN-AT3 in the Licensed Territory during a given Calendar Year, then the royalties payable by Genzyme under this Section 8.2.1 on such Net Sales for ALN-AT3 during such Calendar Year would be calculated as follows:

[***]

Royalties on annual Net Sales shall be paid at the rate applicable to the portion of such Net Sales within each of the Net Sales levels above during such Calendar Year.

8.2.2  Royalties Payable on Back-Up Products.  Subject to the terms of this Agreement, Genzyme shall pay to Alnylam royalties on annual Net Sales of each Back-Up Product by Genzyme and its Related Parties, as calculated on a Back-Up Product-by- Back-Up Product basis, in the Licensed Territory, as follows:

Calendar Year Net Sales of a Back-Up Product in the Licensed Territory	Royalty (as a percentage of Net Sales of a Back-Up Product)
[***]	[***]
[***]	[***]

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[***]	[***]
[***]	[***]
[***]	15%

Royalties on annual Net Sales of Back-Up Products shall be paid at the rate applicable to the portion of such annual Net Sales within each of the Net Sales levels above during such Calendar Year, consistent with the exemplary calculation set forth in Section 8.2.1.

8.2.3Royalty Term. Subject to Section 8.2.7 (Royalty Floor), the period during which the royalties set forth in Section 8.2 (Royalties) shall be payable, on a Global AT3 Licensed Product-by-Global AT3 Licensed Product and country-by-country basis, shall commence with the First Commercial Sale of a Global AT3 Licensed Product in a country and continue until the latest of (a) the expiration of the last Valid Claim of the Alnylam Patents, or any Patent Right included in the Joint Collaboration IP Covering the Manufacture, use, offer for sale, sale or importation of such Global AT3 Licensed Product in the country of sale; (b) the expiration of Regulatory Exclusivity for such Global AT3 Licensed Product in such country; or (c) subject to the last sentence of this Section 8.2.3, the twelfth (12th) anniversary of the First Commercial Sale of such Global AT3 Licensed Product in such country (each such period, a “Royalty Term”). [***].

8.2.4Third Party Royalty Offsets. Genzyme shall be permitted to reduce any royalties payable under Section 8.2 (Royalties) for a Global AT3 Licensed Product by [***] percent [***]%) of any amounts for which Genzyme is responsible under Collaboration In-Licenses for such Global AT3 Licensed Product pursuant to Section 11.3 of the Master Agreement (In-Licenses) or under an Un-Blocking Genzyme In-License, but only to the extent that the relevant Third Party License Payment under such Collaboration In-License or Un-Blocking Genzyme In-License constitutes either royalties or a milestone payment based on sales of such Global AT3 Licensed Product; provided, however, that the royalties payable under Section 8.2 (Royalties) with respect to such Global AT3 Licensed Product shall not be reduced in any such event below [***] percent [***]%) of the amounts set forth in Section 8.2 (Royalties) and; provided, further, that if any of such amounts cannot be offset against royalties due with respect to such Global AT3 Licensed Product for any given royalty period due to the preceding proviso, such unused amount may be carried forward and offset against royalties due with respect to such Global AT3 Licensed Product in future royalty periods.

8.2.5No Alnylam Patents or Regulatory Exclusivity. The royalties to be paid by Genzyme to Alnylam pursuant to Section 8.2 (Royalties) with respect to any Global AT3 Licensed Product shall be reduced to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 8.2 (Royalties) with respect to Net Sales of such

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ALN-AT3 Global License Terms

Global AT3 Licensed Product in a country of the Licensed Territory as to which both (a) the Manufacture, use, offer for sale, sale or importation of which is not Covered by any Valid Claim in any Alnylam Patent or in any Patent Right included in the Joint Collaboration IP in such country and (b) there is no applicable Regulatory Exclusivity in such country.

8.2.6Royalty Adjustments for Generic Products. If, during a given Calendar Quarter when a Global AT3 Licensed Product is being Commercialized by or on behalf of Genzyme in a particular country in the Licensed Territory, there is Generic Competition in such country with respect to such Global AT3 Licensed Product, then, subject to Section 8.2.7 (Royalty Floor), the royalties payable pursuant to Section 8.2 (Royalties) on the Net Sales of such Global AT3 Licensed Product in such country shall thereafter be reduced to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 8.2 (Royalties) with respect to such Global AT3 Licensed Product in such country for such Calendar Quarter for so long as such Generic Competition remains.

8.2.7Royalty Floor. Anything in this Agreement to the contrary notwithstanding, in no event during the applicable Royalty Term for a Global AT3 Licensed Product in a country of the Licensed Territory shall the royalties payable to Alnylam hereunder for such Global AT3 Licensed Product in such country for any Calendar Quarter be reduced (a) by the application of the reductions or credits described in Sections 8.2.4 (Third Party Royalty Offsets) or 8.2.5 (No Alnylam Patents or Regulatory Exclusivity), whether taken together or separately, to less than [***] percent ([***]%) of the royalties payable pursuant to Section 8.2 (Royalties) as to such Global AT3 Licensed Product in such country for such Calendar Quarter, or (b) by the application of the reductions or credits described in Sections 8.2.4 (Third Party Royalty Offset),  8.2.5 (No Alnylam Patents or Regulatory Exclusivity), 8.2.6 (Royalty Adjustments for Generic Products) and/or 10.4.2 (Rights to Enforce), whether taken together or separately, to less than the greater of (1) [***] percent ([***]%) of the royalties payable pursuant to Section 8.2 (Royalties) as to such Global AT3 Licensed Product in such country for such Calendar Quarter, and (2) [***].

8.2.8Validation Information. At Genzyme’s request, Alnylam will provide Genzyme with such information as Genzyme may reasonably request to validate the amount of the royalty floor described in Section 8.2.7 (Royalty Floor).

9.	REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1Representations and Warranties of Alnylam

.  Except as provided in Schedule 9.1 (Disclosure Schedule) with respect to each Global AT3 Licensed Product, Alnylam represents and warrants to Genzyme that as of the Implementation Date for such Global AT3 Licensed Product:

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ALN-AT3 Global License Terms

9.1.1Alnylam is the sole and exclusive owner of, or otherwise Controls pursuant to an Alnylam In-License, the Alnylam Technology, and all of the Alnylam Technology licensed to Genzyme hereunder in the Licensed Territory that is solely and exclusively owned by Alnylam is free and clear of liens, charges or encumbrances other than licenses granted to Third Parties that are not inconsistent with the rights and licenses granted to Genzyme under this Agreement.

9.1.2Alnylam has sufficient legal and/or beneficial title and ownership of, or sufficient license rights under, the Alnylam Technology to grant the licenses to such Alnylam Technology granted to Genzyme pursuant to this Agreement.

9.1.3(a) Schedule 1.2.8 and Schedule  1.2.13 collectively set forth a complete and accurate list of the Alnylam Patents owned, either solely or jointly, by Alnylam, and to Alnylam’s knowledge, Schedule  1.2.8 and Schedule  1.2.13 collectively set forth a complete and accurate list of the Alnylam Patents licensed, either exclusively or nonexclusively, to Alnylam, (b) to Alnylam’s knowledge, each issued Alnylam Patent remains in full force and effect and (c) Alnylam or its Affiliates have timely paid all filing and renewal fees payable with respect to such Alnylam Patents for which Alnylam controls prosecution and maintenance.  Schedule  1.2.8 and Schedule  1.2.13 indicate whether each Alnylam Patent is owned exclusively by Alnylam, is owned jointly by Alnylam and one or more Third Parties, or is licensed to Alnylam. For each Alnylam Patent that is owned, but not owned exclusively, by Alnylam, or that is licensed to Alnylam, Schedule  1.2.8 and Schedule  1.2.13 identify the Third Party owner(s) and, if applicable, the Alnylam In-License pursuant to which Alnylam Controls such Alnylam Patent. For each Alnylam Product-Specific Patent that is licensed, but not exclusively licensed, to Alnylam, Schedule  1.2.13 indicates the non-exclusive nature of the license. For each Alnylam Core Technology Patent family (other than Patent Rights licensed from Isis Pharmaceuticals, Inc.) that is licensed, but not exclusively licensed, to Alnylam, Schedule  1.2.8 indicates the non-exclusive nature of the license. Alnylam is the sole and exclusive owner of all Patent Rights identified in Schedule  1.2.8 and Schedule  1.2.13 as being owned exclusively by Alnylam and Controls all other Patent Rights identified on such schedules.

9.1.4To Alnylam’s knowledge, the Alnylam Product-Specific Patents, are, or, upon issuance, will be, valid and enforceable patents and no Third Party has challenged or threatened to challenge the scope, validity or enforceability of any Alnylam Product-Specific Patent (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority).

9.1.5Alnylam has complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Alnylam Patents.

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ALN-AT3 Global License Terms

9.1.6Alnylam owns or Controls all Know-How that is or has been used by Alnylam in the Development and Manufacture of such Global AT3 Licensed Products, and has sufficient legal or beneficial title and ownership of, or sufficient license rights under such Know-How to transfer Know-How to Genzyme as provided in Section 6.4 of the Master Agreement (Transfer of Manufacturing Know-How).

9.1.7Alnylam Controls all Know-How and Patent Rights licensed to Alnylam under the Existing Alnylam In-Licenses that is necessary or useful for Genzyme to Develop, Manufacture and/or Commercialize such Global AT3 Licensed Product in the Field in the Licensed Territory. Without limiting the generality of the foregoing, Alnylam has obtained all necessary consents and fulfilled all necessary conditions, if any, to sublicense to Genzyme under this Agreement such Know-How and Patent Rights licensed to Alnylam under Existing Alnylam In-Licenses.

9.1.8To Alnylam’s knowledge, neither Alnylam nor its Affiliates are in breach or default under any existing Alnylam In-License, and neither Alnylam nor its Affiliates have received any written notice of breach or default with respect to any existing Alnylam In-License.

9.1.9Alnylam has obtained from all inventors of Alnylam Technology owned by Alnylam valid and enforceable agreements assigning to Alnylam each such inventor’s entire right, title and interest in and to all such Alnylam Technology.

9.1.10To Alnylam’s knowledge, the use, Development, Manufacture or Commercialization by Alnylam or Genzyme (or their respective Related Parties) of such Global AT3 Licensed Product as formulated and manufactured as of the Effective Date, or as intended to be formulated and manufactured as of the Effective Date (a) does not and will not infringe any issued patent of any Third Party and (b) will not infringe the claims of any published Third Party patent application when and if such claims were to issue in their current form.

9.1.11There is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Alnylam’s knowledge, threatened against Alnylam or any of its Affiliates or (b) judgment or settlement against or owed by Alnylam or any of its Affiliates, in each case in connection with the Alnylam Technology or such Global AT3 Licensed Product.

9.1.12For each Global AT3 Licensed Product, Schedule 9.1.12(a)  sets forth a complete and accurate list of all agreements between Alnylam and a Third Party entered into prior to the Implementation Date for a Global AT3 Licensed Product pursuant to which Alnylam Controls Know-How or Patent Rights that are necessary or useful to Develop, Manufacture or Commercialize such Global AT3 Licensed Product in the Field other than Additional In-Licenses.  [***].

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ALN-AT3 Global License Terms

9.1.13[***]

9.1.14Schedule 10.7 sets forth a complete and accurate list of Product Trademarks owned or Controlled by Alnylam.  In the event that there are Product Trademarks owned or Controlled by Alnylam existing as of the Effective Date other than those set forth in Schedule 10.7, the Parties will amend Schedule 10.7 to include such Product Trademarks.

9.2Representations and Warranties of Genzyme

.   Except as disclosed in Genzyme’s Exercise Notice, Genzyme represents and warrants to Alnylam as of the Implementation Date for such Global AT3 Licensed Product that it is not a party to any agreement with a Third Party under which it Controls Know-How or Patent Rights that are sublicensed to Alnylam under this Agreement with respect to such Global AT3 Licensed Products.

9.3Warranty Disclaimer

.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, GLOBAL AT3 LICENSED PRODUCT, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY GLOBAL AT3 LICENSED PRODUCT PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY GLOBAL AT3 LICENSED PRODUCT WILL BE ACHIEVED.

9.4Certain Covenants

.

9.4.1[***]

9.4.2Compliance. Each Party and its Related Parties shall conduct the GLP Collaboration and the Development, Manufacture and Commercialization of the Global AT3 Licensed Products in accordance with all Laws, including current governmental regulations concerning Good Laboratory Practices, good clinical practices and good manufacturing practices.  In addition, if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority), then the other Party shall perform such activities as may be reasonably requested by the obligated Party to enable the obligated Party to comply with its legal obligation to such Regulatory Authority with respect to the Global AT3 Licensed Products.

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ALN-AT3 Global License Terms

9.4.3Conflicting Transactions. During the Term, Alnylam shall not (a) transfer or assign any of its rights, title or interests in the Alnylam Technology other than as part of a transaction pursuant to which this Agreement is also assigned and assumed in accordance with Section 13 (Miscellaneous) of the Master Agreement, or (b) enter into any agreement granting a license or other right under the Alnylam Technology that is inconsistent with the terms of this Agreement.

9.4.4Governmental Authority. If any of the Alnylam Technology is subject to any funding arrangement with any Governmental Authority, at Genzyme’s reasonable request, Alnylam will reasonably cooperate in seeking a waiver or other modification to such funding arrangement with respect to such Alnylam Technology.

10.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

10.1Inventorship

.  Inventorship for inventions and discoveries first made during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with United States patent Laws for determining inventorship.

10.2Ownership

.  Alnylam shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Alnylam or acquired solely by Alnylam in the course of conducting the Collaboration. Genzyme shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Genzyme or acquired solely by Genzyme in the course of conducting the Collaboration.  The Parties shall jointly own any inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered jointly in the course of conducting the Collaboration.

10.3Prosecution and Maintenance of Patent Rights

.  IP Committee. The Parties agree that the IP Committee created pursuant to Section 5.3 of the Master Agreement (IP Committee) shall be responsible for overseeing and effecting the information sharing and consulting provisions under this Section 10.3.

10.3.1Genzyme Technology.

(a)

Subject to Section 10.3.1(b) below, Genzyme has the sole responsibility, at Genzyme’s discretion and at Genzyme’s sole cost and expense, to file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Genzyme Technology (other than Joint Collaboration IP and Alnylam Product-Specific Patents assigned by Alnylam to Genzyme

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ALN-AT3 Global License Terms

pursuant to Section 10.3.5.1 (Assignment of Alnylam Product-Specific Patents)), in Genzyme’s name.
(b)

In the event that Genzyme elects not to seek or continue to seek or maintain patent protection on any Genzyme Collaboration IP in the Licensed Territory, Genzyme shall notify Alnylam at least [***] days before any such Patent Rights would become abandoned, no longer available or otherwise forfeited, and subject to the terms and conditions of any applicable Genzyme In-License, Alnylam shall have the right (but not the obligation), at its expense, to seek, prosecute and maintain in any country patent protection on such Genzyme Collaboration IP in the name of Genzyme. Genzyme shall use Commercially Reasonable Efforts to make available to Alnylam its authorized attorneys, agents or representatives, and such of its employees as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 10.3.1(b). Genzyme shall sign or use Commercially Reasonable Efforts to have signed, all legal documents necessary to file and prosecute such patent applications or to obtain or maintain such patents.

10.3.2Alnylam Technology and Alnylam Product-Specific Patents.

(a)

Subject to Sections 10.3.2(b) and 10.3.2(c), Alnylam has the sole responsibility, at Alnylam’s discretion and at Alnylam’s sole cost and expense, to file, conduct prosecution and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Alnylam Technology (other than Alnylam Product-Specific Patents assigned to Genzyme and Joint Collaboration IP), in Alnylam’s name.

(b)

Notwithstanding the foregoing Section 10.3.2(a), subject to the terms and conditions of any applicable Alnylam In-License, as between the Parties Genzyme shall have the first right, at its expense, to file, conduct prosecution and maintain (including the defense of any interference or opposition proceedings) all Alnylam Product-Specific Patents (regardless of whether such Alnylam Product-Specific Patents are Controlled by Alnylam or Genzyme). Genzyme shall consult with Alnylam, including through the IP Committee, on the preparation, filing, prosecution and

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maintenance of all Alnylam Product-Specific Patents but shall retain final decision making authority on such preparation, filing, prosecution and maintenance. Genzyme shall furnish Alnylam via electronic mail or other such method as mutually agreed by the Parties with copies of proposed filings and documents received from outside counsel in the course of such filing, prosecution or maintenance of and/or copies of documents filed with the relevant patent offices with respect to Alnylam Product-Specific Patents and such other documents directly related to the prosecution and maintenance of Alnylam Product-Specific Patents reasonably necessary for Alnylam to exercise its rights under this Section 10.3.2(b), and as applicable in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by Alnylam.  Genzyme shall consider in good faith timely input from Alnylam thereon, but Genzyme will make all decisions relating to the prosecution and maintenance of Alnylam Product-Specific Patents.    Alnylam shall make available to Genzyme its authorized attorneys, agents or representatives, and such of its employees as are reasonably necessary to assist Genzyme in obtaining and maintaining the patent protection described under this Section 10.3.2(b).  Alnylam shall sign, or have signed, all legal documents necessary to file and prosecute such patent applications or to obtain or maintain such patents.

(c)

In the event that Genzyme elects not to seek or continue to seek or maintain patent protection on any Alnylam Product-Specific Patent in any country in the Licensed Territory, Genzyme shall notify Alnylam at least [***] days before such Alnylam Product-Specific Patent would become abandoned, no longer available or otherwise forfeit (including any decision by Genzyme not to continue to file and prosecute at least one patent application claiming priority to an Alnylam Product-Specific Patent issuing in any particular country).  Alnylam shall have the right (but not the obligation), at its expense, to seek, prosecute and maintain in any country patent protection on any such Alnylam Product-Specific Patent (including the defense of any interference or opposition proceedings).  If Alnylam exercises such right, the applicable Alnylam Product-

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ALN-AT3 Global License Terms

Specific Patent (and all Patent Rights thereafter filed by or on behalf of Alnylam claiming priority thereto) shall no longer be treated as a “Alnylam Product-Specific Patent” hereunder, and if Controlled by Genzyme, Genzyme shall assign and transfer such Alnylam Product-Specific Patent to Alnylam. Genzyme shall make available to Alnylam its authorized attorneys, agents or representatives, such of its employees as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 10.3.2(c). Genzyme shall sign, or have signed, all legal documents as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 10.3.2(c).

10.3.3Joint Collaboration IP.

(a)

[***] shall have the first right to, at [***] discretion, file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Joint Collaboration IP, in the names of both Alnylam and Genzyme, at [***] sole cost and expense. [***] shall consult with [***] on the filing, prosecution and maintenance  of all such Patent Rights. Each Party shall sign, or use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to file and prosecute patent applications or to obtain or maintain patents in respect of such Joint Collaboration IP, at its own cost.

(b)

[***] shall furnish to [***] via electronic mail or other such method as mutually agreed by the Parties copies of documents received from outside counsel in the course of such filing, prosecution or maintenance of Joint Collaboration IP and/or copies of documents  relevant to such preparation, filing, prosecution, and maintenance in sufficient time prior to filing such document or making any payment due thereunder to allow for review and comment by [***] and shall consider in good faith timely comments from [***] thereon.  [***] shall furnish to Genzyme via electronic mail or other such method as mutually agreed by the Parties copies of such documents as filed in the relevant patent offices.

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ALN-AT3 Global License Terms

(c)

In the event that [***] elects not to file or continue to prosecute or maintain patent protection on any Joint Collaboration IP, [***] shall have the right (but not the obligation) to file, prosecute and maintain Patent Rights comprising Joint Collaboration IP in the names of both Alnylam and Genzyme at [***] sole cost and expense. If [***] exercises such right, [***] shall make available to [***] its authorized attorneys, agents or representatives, and such of its employees as are reasonably necessary to assist [***] in obtaining and maintaining the patent protection described under this Section 10.3.3(c). [***] shall sign, or use Commercially Reasonable Efforts to have signed, all legal documents as are reasonably necessary to file and prosecute such patent applications or to obtain or maintain such patents.

10.3.4Patent Miscellaneous. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution; (b) to provide the other Party with copies of all material correspondence pertaining to prosecution with the patent offices; (c) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights licensed under this Agreement; and (d) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications.

10.3.5Alnylam Product-Specific Patents.

[***]

10.4Third Party Infringement

.

10.4.1Notices. Each Party shall promptly report in writing to the other Party any (a) known or suspected infringement of any Alnylam Technology, Genzyme Technology,  Genzyme Manufacturing IP or Joint Collaboration IP or (b) unauthorized use or misappropriation of any Confidential Information or Know-How of a Party by a Third Party of which it becomes aware, in each case to the extent such infringing, unauthorized or misappropriating activities involve, as to a Global AT3 Licensed Product, a competing product in the Field (a “Competitive Infringement”), and shall provide the other Party with all available evidence of such infringement, unauthorized use or misappropriation.

10.4.2Rights to Enforce.

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ALN-AT3 Global License Terms

(a)

Genzyme Technology. Subject to the provisions of any In-License, Genzyme shall have the sole and exclusive right to initiate an infringement or other appropriate suit (an “Infringement Action”) anywhere in the world against any Third Party as to any infringement, or suspected infringement of, any Patent Rights, or as to any use or suspected use without proper authorization of any Know-How, comprising Genzyme Patent Rights, Genzyme Know-How, Genzyme Collaboration IP or Genzyme Manufacturing IP.

(b)

Alnylam Technology. Subject to the provisions of any In-License, Genzyme shall have the first right to initiate an Infringement Action anywhere in the world against any Third Party with respect to any Competitive Infringement in the Licensed Territory of any Alnylam Product-Specific Patent or Joint Collaboration IP, or, with Alnylam’s prior written consent, Alnylam Core Technology Patent or Alnylam Know-How.  Alnylam will consider in good faith any request from Genzyme to initiate an Infringement Action against any Third Party with respect to a Competitive Infringement in the Licensed Territory of any Alnylam Core Technology Patent; provided, however, that Alnylam shall not be required to initiate any such Infringement Action or permit Genzyme to initiate any such Infringement Action.

(c)	Step-In Right.
(i)

If, within [***] days (or such shorter period of time as required by applicable Law to avoid loss of material enforcement rights) after Genzyme’s receipt of a notice of a Competitive Infringement with respect to any Alnylam Product-Specific Patent or Joint Collaboration IP, Genzyme does not initiate any Infringement Action permitted hereunder against such Competitive Infringement in the Licensed Territory, Alnylam may elect, in its sole discretion, to bring and control an Infringement Action in connection therewith at its sole cost and expense by providing written notice of such election to Genzyme.

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ALN-AT3 Global License Terms

(ii)

If (A) there are no Alnylam Product-Specific Patents or Patent Rights included in Joint Collaboration IP that can be asserted against a Competitive Infringement in the Licensed Territory, for any reason other than the unwillingness of Genzyme to consent to such assertion of any Patent Rights included in the Joint Collaboration IP; (B) there are Alnylam Core Technology Patent(s) that can reasonably be asserted, but Alnylam refuses to either permit Genzyme to assert or itself assert at least one of such Alnylam Core Technology Patent(s) that can reasonably be asserted against a Competitive Infringement in the Licensed Territory; and (C) Genzyme and Alnylam are unable to stop the Competitive Infringement through enforcement of any other Patent Rights or Know-How Controlled by either Party, then the royalties to be paid by Genzyme to Alnylam pursuant to Section 8.2 (Royalties), with respect to the applicable Global AT3 Licensed Product in the countries in the Licensed Territory where such Competitive Infringement exists, shall be reduced by [***] during the period when the conditions in the foregoing clauses (A), (B) and (C) exist and such Competitive Infringement continues, subject to the limitations set forth in Section 8.2 (Royalties).

10.4.3Procedures; Expenses and Recoveries. The Party having the right to initiate any Infringement Action under Section 10.4.2 (Rights to Enforce) above shall have the sole and exclusive right to select counsel for any such Infringement Action and shall pay all expenses of such Infringement Action, including attorneys’ fees and court costs and reimbursement of the other Party’s reasonable Global Out-of-Pocket Costs in rendering assistance requested by the initiating Party. If required under applicable Law in order for the initiating Party to initiate and/or maintain such Infringement Action, or if either Party is unable to initiate or prosecute such Infringement Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party shall join as a party to such Infringement Action and will execute, and cause its Affiliates to execute, all documents necessary for the initiating Party to initiate litigation to prosecute and maintain such Infringement Action. In addition, at the initiating Party’s request, the other Party shall provide reasonable assistance to the initiating Party in connection with an Infringement Action at no charge to the initiating

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ALN-AT3 Global License Terms

Party except for reimbursement by the initiating Party of reasonable Global Out-of-Pocket Costs incurred in rendering such assistance. The non-initiating Party shall have the right to participate and be represented in any such Infringement Action by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such Infringement Action, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation), after payment of any amounts required under any In-Licenses, the remaining amounts shall be allocated in all cases as follows:

(i)	first, to reimburse each Party for all expenses of such Infringement Action incurred by the Parties, including attorneys’ fees and disbursements, court costs and other litigation expenses;
(ii)	second, [***] percent ([***]%) of the balance to be paid to the Party initiating such Infringement Action; and
(iii)	third, the remainder to the other Party.

Notwithstanding the foregoing, in the event that Alnylam elects to itself assert an Alnylam Core Technology Patent against a Competitive Infringement in the Licensed Territory, the Parties shall each be entitled to [***] percent ([***]%) of the balance of any recovery therefrom after reimbursement of expenses as described in clause (i) above.

10.5Patent Term Extensions

.

10.5.1Retained Alnylam Product-Specific Patent Rights.  Subject to the provisions of any Alnylam In-License, Alnylam shall use Commercially Reasonable Efforts to obtain all available supplementary protection certificates (“SPCs”) and other extensions of Alnylam Product-Specific Patents in the Licensed Territory that are not assigned to Genzyme pursuant to Section 10.3.5.  If more than one Alnylam Product-Specific Patent is eligible for extension or patent term restoration in the Licensed Territory, Genzyme will determine, in its sole discretion, a strategy that will be designed to maximize patent protection and commercial value for the Global AT3 Licensed Product, and the Parties, subject to the provisions of any In-License, will seek patent term extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Licensed Territory in accordance with that strategy. Where required under national law, and subject to the other requirements of this Section 10.5, Alnylam will make the filings for such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Licensed Territory as directed by Genzyme.

10.5.2Further Assurances for SPCs.  Each Party will execute such authorizations and other documents and take such other actions as may be reasonably

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ALN-AT3 Global License Terms

requested by the other Party to obtain any such extensions, restorations and SPCs for Alnylam Product-Specific Patents in the Licensed Territory, in accordance with this Section 10.5.

10.6Common Interest

.  All information exchanged between the Parties’ representatives regarding the preparation, filing, prosecution, maintenance, or enforcement of the Patent Rights under this Section 10 will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance and enforcement of the Patent Rights under this Section 10, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Patent Rights under this Section 10, including privilege under the common interest doctrine and similar or related doctrines.

10.7Trademarks

.

(a)

Genzyme has the sole and exclusive right to select and develop one or more Product Trademark(s) for use by Genzyme and its Related Parties throughout the Licensed Territory. Such Product Trademark(s) may not include trademarks owned or Controlled by Alnylam (“Alnylam Trademarks”).  Alnylam hereby assigns to Genzyme all of Alnylam’s right, title and interest in and to the Alnylam Trademarks listed on Schedule 10.7.  No other right or license to any Alnylam Trademarks are conveyed hereunder to Genzyme. The trademarks listed on Schedule 10.7 and any other Product Trademark(s) that are used by Genzyme to promote and sell Global AT3 Licensed Products in the Licensed Territory are hereinafter referred to as the “Genzyme Trademarks.” Genzyme (or its Related Parties, as appropriate) shall own all rights to Genzyme Trademarks and all goodwill associated therewith, throughout the Licensed Territory. Genzyme shall also own rights to any Internet domain names incorporating the applicable Genzyme Trademarks or any variation or part of such Genzyme Trademarks used as its URL address or any part of such address.

(b)

In the event that Alnylam becomes aware of any infringement of any Product Trademark by a Third Party, Alnylam shall promptly notify Genzyme and the Parties shall consult with each other and jointly determine the best

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ALN-AT3 Global License Terms

way to prevent such infringement, including by the institution of legal proceedings against such Third Party.

10.8Cooperative Research and Technology (CREATE) Act Acknowledgment

.  It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Section 35 U.S.C. 103(c).

10.9In-Licenses

.

(a)

Notwithstanding Section 11.3.4.1 of the Master Agreement and subject to clause (e) below, if any Third Party License Payment becomes payable during the Term under any Existing Alnylam In-License for a Patent Right that actually is or will be infringed by Genzyme’s Development, Manufacture or Commercialization of the Global AT3 Licensed Products, then Genzyme shall reimburse Alnylam, within [***] days of Genzyme’s receipt of an itemized invoice therefor, for [***] percent ([***]%) of such portion of such Third Party License Payment that is reasonably attributable to the Global AT3 Licensed Products relative to the overall scope of the applicable Existing Alnylam In-License.  If the Parties are unable to agree on how to allocate the Third Party License Payment, the Parties shall submit the matter to Baseball Arbitration consistent with the procedures set forth in Section 11.3.4.2(c) and Schedule 1.2.34 of the Master Agreement.

(b)

Notwithstanding the foregoing clause (a), Alnylam shall bear [***] percent ([***]%) of any Third Party License Payment that becomes payable during the Term under any Potential Alnylam In-License (as set forth in paragraphs 1, 2, 4, 6 and 7 of Schedule 1.2.178 of the Master Agreement) that has become or becomes an Existing Alnylam In-License pursuant to Section 11.3.2 of the Master Agreement

(c)	Except as modified by this Section 10.9, Section 11.3 of the Master Agreement shall remain in full force and effect.
11.	TERM AND TERMINATION

11.1Term

.  This Agreement shall be effective as of the Implementation Date and, unless terminated earlier pursuant to Section 11.2 (Termination Rights), this

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ALN-AT3 Global License Terms

Agreement shall continue in effect on a Global AT3 Licensed Product-by-Global AT3 Licensed Product and country-by-country basis until expiration of the last Royalty Term to expire under this Agreement (“Term”).  Upon expiration of the Royalty Term for a Global AT3 Licensed Product, all licenses of the Parties under Section 7 (Licenses) with respect to such Global AT3 Licensed Product then in effect shall become fully paid-up, perpetual licenses.  This Agreement shall terminate automatically in the event that either Party exercises its right to terminate Amendment No. 2 pursuant to Section 2.4 thereof.

11.2Termination Rights

.  This Agreement may be terminated by the Parties only as set forth in Amendment No. 2 or this Section 11.2.

11.2.1Termination of Global AT3 Licensed Product for Convenience.  Subject to the remainder of this Section 11, Genzyme shall have the right to terminate this Agreement with respect to any particular Global AT3 Licensed Product at any time after the Implementation Date on six (6) months prior written notice to Alnylam.

11.2.2Termination of Global AT3 Licensed Product for Cause. This Agreement may be terminated with respect to any Global AT3 Licensed Product at any time during the Term upon written notice by either Party if (a) the other Party is in material breach of its obligations hereunder with respect to such Global AT3 Licensed Product, (b) such material breach relates to such Global AT3 Licensed Product and (c) the other Party has not cured such breach within [***] days in the case of a payment breach, or within [***] days in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within [***] days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***] days, in order to permit such Party a reasonable period of time to cure such breach; provided, further, that in the event that the breach relates to a dispute between the Parties regarding Genzyme’s obligations to use Commercially Reasonable Efforts in Developing or Commercializing such Global AT3 Licensed Product and Genzyme disputes whether it has breached such obligation or whether such breach gives Alnylam the right to terminate this Agreement with respect to such Global AT3 Licensed Product and initiates a legal action against Alnylam to resolve such dispute within the foregoing [***] day cure period, then this Agreement shall not terminate during the pendency of such legal action, provided that if (i) Genzyme is found, in an unappealable decision by a court of competent jurisdiction or an appealable decision of a court of competent jurisdiction that has not been appealed in the time allowed for an appeal in such legal action, to have materially breached this Agreement with respect to such Global AT3 Licensed Product, or (ii) Genzyme admits in such legal action or settlement thereof that it has materially breached this Agreement with respect to such Global AT3 Licensed Product, then this Agreement shall terminate immediately with respect to such Global AT3 Licensed Product following the Parties’ receipt of such decision or immediately following such admission, as applicable.

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11.3Effect of Termination

.

11.3.1Effects of Termination of Global AT3 Licensed Product by Genzyme for Cause. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement are terminated by Genzyme with respect to any Global AT3 Licensed Product pursuant to Section 11.2.2 (Termination of Global AT3 Licensed Product for Cause), then the provisions of this Section 11.3.1 shall apply:

(a)

This Agreement shall terminate with respect to the rights and licenses granted to Genzyme for such terminated Global AT3 Licensed Product but shall continue to survive in all respects with respect to all Global AT3 Licensed Products other than the terminated Global AT3 Licensed Product.

(b)	All license grants in this Agreement from either Party to the other with respect to the terminated Global AT3 Licensed Product shall immediately terminate.
(c)

The Back-Up Option shall terminate with respect to all Potential Back-Up Products for the terminated Global AT3 Licensed Product; provided, however, that such Potential Back-Up Products shall, as of such date, be considered Option Products (as defined in the Master Agreement) for the purposes of the Master Agreement, and the Options granted under the Master Agreement to siRNA that targets the same gene as the terminated Global AT3 Licensed Product shall again apply in accordance with the terms and conditions set forth in the Master Agreement;

(d)

Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all Regulatory Approvals and pricing and reimbursement approvals relating to the Development, Manufacture or Commercialization of the terminated Global AT3 Licensed Product, and (ii) copies of all non-clinical and clinical data and material regulatory correspondence relating to the terminated Global AT3 Licensed Product, provided that Alnylam shall reimburse Genzyme for any reasonable out-of-pocket expenses incurred by Genzyme in connection with such transfer;

(e)	Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product Specific

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ALN-AT3 Global License Terms

Patents that relate solely to the terminated Global AT3 Licensed Product that were assigned to Genzyme pursuant to Section 10.3.4 (Alnylam Product-Specific Patents), provided that Alnylam shall reimburse Genzyme for any reasonable out-of-pocket expenses incurred by Genzyme in connection with such assignment and transfer.  In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the form reasonably requested by Alnylam; and

(f)	each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

11.3.2If Genzyme has the right to terminate this Agreement with respect to any or all Global AT3 Licensed Products pursuant to Section 11.2.2 (Termination of Global AT3 Licensed Products for Cause), then Genzyme may, by written notice to Alnylam, opt not to terminate the Agreement pursuant to Section 11.2.2 (Termination of Global AT3 Licensed Products for Cause) but instead to continue the Agreement in full force and effect; provided that, as of the expiration of the cure period applicable to such material breach by Alnylam and for the remainder of the applicable Royalty Term hereunder, the royalty rates payable by Genzyme on Net Sales of such Global AT3 Licensed Products as under determined under Section 8.2 (Royalties) shall be reduced by [***] percent ([***]%).

11.3.3Effects of Termination of Global AT3 Licensed Product by Alnylam for Cause or by Genzyme for Convenience. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated with respect to any Global AT3 Licensed Product by Genzyme pursuant to Section 11.2.1 (Termination of Global AT3 Licensed Product for Convenience) or by Alnylam pursuant to Section 11.2.2 (Termination of Global AT3 Licensed Product for Cause), then the provisions of this Section 11.3.3 shall apply:

(a)

This Agreement shall terminate with respect to the rights and licenses granted to Genzyme for such terminated Global AT3 Licensed Product but shall continue to survive in all respects with respect to all Global AT3 Licensed Products other than the terminated Global AT3 Licensed Product.

(b)

The license grants to Alnylam in Section 7.2 (License Grants to Alnylam) shall survive such termination with respect to the Reverted Global AT3 Licensed Product and Alnylam’s obligations under Section 9.4.1 (Exclusivity), as

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ALN-AT3 Global License Terms

applicable to such Reverted Global AT3 Licensed Product, shall terminate.
(c)

Genzyme will grant to Alnylam, effective upon the effective date of termination and subject to the terms of any applicable Genzyme In-License, a non-transferable, sublicensable (on terms consistent with Section 7.1.4 (Sublicensing Terms)), worldwide, non-exclusive, royalty-free license under any Genzyme Collaboration IP and Genzyme Patent Rights that Cover any Global AT3 Licensed Product that is being Developed or Commercialized by Genzyme pursuant to this Agreement on the effective date of termination, in the form that such Global AT3 Licensed Product exists on the effective date of termination (a “Reverted Global AT3 Licensed Product”), solely to the extent necessary to Develop and Commercialize the Reverted Global AT3 Licensed Product in the Field in the Licensed Territory. Notwithstanding the foregoing, if (i) any Patent Rights that Cover any Reverted Global AT3 Licensed Product are Controlled by Genzyme pursuant to a Genzyme In-License and (ii) such Genzyme In-License cannot be assigned to Alnylam or does not relate exclusively to the Reverted Global AT3 Licensed Product, Genzyme shall promptly disclose any payment obligations under such Genzyme In-License to Alnylam and such Genzyme Patent Rights shall be subject to the license granted in this Section 11.3.3(b) only if Alnylam agrees in writing to (A) reimburse Genzyme for [***] percent ([***]%) of any amounts that become payable under such Genzyme In-License as a result of Alnylam’s exercise of the license granted in this Section 11.3.3(c), (B) comply with all applicable terms and conditions of such Genzyme In-License and (C) perform and take such actions as may be required to allow Genzyme to comply with its obligations under such Genzyme In-License.

(d)

The Back-Up Option shall terminate with respect to all Potential Back-Up Products for the terminated Global AT3 Licensed Product and such Potential Back-Up Product shall be treated as an Option Product for which Genzyme has not exercised an Option for purposes of Section 3.5 of the Master Agreement;

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ALN-AT3 Global License Terms

(e)

Genzyme will assign and transfer to Alnylam, all rights, title and interests in and to any Alnylam Product Specific Patents that relate solely to the terminated Global AT3 Licensed Product that were assigned to Genzyme pursuant to Section 10.3.5 (Alnylam Product-Specific Patents).  In such event, Genzyme will execute and deliver a patent assignment relating to such Alnylam Product-Specific Patents in the form reasonably requested by Alnylam;

(f)

Genzyme shall as promptly as practicable transfer to Alnylam or Alnylam’s designee (i) possession and ownership of all governmental or regulatory filings and approvals (including all Regulatory Approvals and pricing and reimbursement approvals) and material correspondence and conversation logs relating to the Development, Manufacture or Commercialization of the Reverted Global AT3 Licensed Product and all Genzyme Trademarks, (ii) copies of all data, reports, records and materials, and other sales and marketing related information in Genzyme’s possession or Control to the extent that such data, reports, records, materials or other information relate to the Development, Manufacture or Commercialization of the Reverted Global AT3 Licensed Product, including all non-clinical and clinical data relating to the Reverted Global AT3 Licensed Product, and customer lists and customer contact information and all adverse event data related to the Reverted Global AT3 Licensed Product in Genzyme’s possession or Control, provided that for a period of [***] months after the effective date of termination with respect to such Reverted Global AT3 Licensed Product, Genzyme shall use Commercially Reasonable Efforts to obtain for Alnylam the right to access all such data, reports, records, materials, and other sales and marketing related information), and (iii) all records and materials in Genzyme’s possession or Control containing Confidential Information of Alnylam exclusively related to the Reverted Global AT3 Licensed Product.  In addition, Genzyme shall appoint Alnylam as Genzyme’s and/or Genzyme’s Related Parties’ agent for all Reverted Global AT3 Licensed Product-related matters involving Regulatory Authorities in the Licensed Territory until all Regulatory Approvals and other regulatory filings have been transferred to Alnylam or its designee.

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ALN-AT3 Global License Terms

(g)

If the effective date of termination is after First Commercial Sale of the Reverted Global AT3 Licensed Product, then Genzyme shall appoint Alnylam as its exclusive distributor of the Reverted Global AT3 Licensed Product in the Licensed Territory and grant Alnylam the right to appoint sub-distributors, until such time as all Regulatory Approvals in the Licensed Territory have been transferred to Alnylam or its designee.

(h)

If Genzyme or its Related Parties are Manufacturing finished product with respect to the Reverted Global AT3 Licensed Product on the effective date of termination, at Alnylam’s option, Genzyme or its Related Parties shall supply such finished product to Alnylam in the Licensed Territory on terms no less favorable than those on which Genzyme supplied such finished product prior to such termination to its most favored distributor in the Licensed Territory, until the earlier of (i) such time as all Regulatory Approvals in the Licensed Territory related to the Reverted Global AT3 Licensed Product have been transferred to Alnylam or its designee, Alnylam has obtained all necessary manufacturing approvals and Alnylam has procured or developed its own source of such finished product supply or (ii) [***] months following the effective date of termination.

(i)

If Alnylam so requests, and to the extent permitted under Genzyme’s obligations to Third Parties on the effective date of termination, Genzyme shall transfer to Alnylam any Third Party agreements relating solely and exclusively to the Development, Manufacture or Commercialization of the Reverted Global AT3 Licensed Product to which Genzyme is a party (including any Genzyme In-License), subject to any required consents of such Third Party, which Genzyme shall use Commercially Reasonable Efforts to obtain promptly.

(j)

Genzyme shall promptly transfer and assign to Alnylam all of Genzyme’s and its Affiliates’ rights, title and interests in and to the Genzyme Trademark(s) exclusively used in connection with the Reverted Global AT3 Licensed Product (but not any Genzyme house marks or any trademark containing the word “Genzyme”) owned by

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ALN-AT3 Global License Terms

Genzyme and used for the Reverted Global AT3 Licensed Product in the Field in the Licensed Territory.
(k)

Genzyme shall transfer to Alnylam any inventory of the Reverted Global AT3 Licensed Product Controlled by Genzyme or its Affiliates as of the termination date at the actual price paid by Genzyme for such supply.

(l)

Genzyme shall provide any other assistance reasonably requested by Alnylam for the purpose of allowing Alnylam or its designee to proceed expeditiously with the Development, Manufacture and Commercialization of the Reverted Global AT3 Licensed Product in the Licensed Territory; provided that Genzyme’s obligations under this clause shall expire [***] months after the effective date of termination of such Reverted Global AT3 Licensed Product.

(m)	Genzyme shall execute all documents and take all such further actions as may be reasonably requested by Alnylam in order to give effect to the foregoing clauses.

11.4Effect of Expiration or Termination; Survival

.  Any expiration or termination of this Agreement (a) shall not relieve the Parties of any obligation accruing prior to such expiration or termination and (b) shall be without prejudice to the rights of either Party against the other Party accrued or accruing under this Agreement prior to such expiration or termination, including the obligation to pay royalties for any Global AT3 Licensed Product sold prior to such expiration or termination. If this Agreement expire or are terminated with respect to any Global AT3 Licensed Product, the following provisions shall survive with respect to such Global AT3 Licensed Product: (a) Sections 1 (Definitions), 9.3 (Warranty Disclaimer), 10.1 (Inventorship), 10.2 (Ownership), 11.3 (Effect of Termination), and 11.4 (Effect of Expiration or Termination; Survival), 13 (Performance of Affiliates) of this Agreement, and (b) Sections 1 (Definitions), 7 (Confidentiality and Publication), 9 (Royalty Reports; Payments; Audits), 10 (Indemnification; Limitation of Liability; Insurance), 12 (Term and Termination) and 13 (Miscellaneous) of the Master Agreement.  Section 8.2.7 (Royalty Floor) shall survive any termination or expiration of this Agreement with respect to royalties accruing prior to such termination or expiration. Section 9 of the Master Agreement (Royalty Reports; Payments; Audit) shall survive for so long as any royalties are due under this Agreement plus [***] years. Except as otherwise set forth in this Section 11, upon termination or expiration of this Agreement in their entirety (i.e., with respect to all Global AT3 Licensed Products), all rights and obligations of the Parties under this Agreement shall cease, but, for clarity, such expiration or termination of this Agreement shall not result in the termination or expiration of the Master

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Agreement or any License Terms.  Upon termination or expiration of this Agreement with respect to any particular Global AT3 Licensed Product, all rights and obligations of the Parties under this Agreement with respect to such Global AT3 Licensed Product shall cease, but such termination or expiration shall not affect the Parties’ rights and obligations under this Agreement with respect to any other Global AT3 Licensed Product.

12.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

12.1Indemnification; Limitation of Liability; Insurance

.   With respect to Sections 10.1 through 10.6 (inclusive) of the Master Agreement, the terms “Collaboration Products” and “Global Licensed Products” as referenced in the Master Agreement shall be deemed to include the Global AT3 Licensed Products.  Notwithstanding the foregoing, with respect to any Losses (as defined in the Master Agreement) arising out of any Third Party product liability claim arising from the Development or Commercialization of a Global AT3 Licensed Product, such Losses shall be borne [***] percent ([***]%) by each of Genzyme and Alnylam on a global basis; provided, however that such obligations of each Party shall be subject to the exceptions set forth in Sections 10.1 and 10.2 of the Master Agreement.

13.	PERFORMANCE BY AFFILIATES

13.1Use of Affiliates

. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under this Agreement either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under this Agreement. Accordingly, in this Agreement “Genzyme” will be interpreted to mean “Genzyme and/or its Affiliates” and “Alnylam” will be interpreted to mean “Alnylam and/or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

13.2Future Acquisition of a Party or its Business

. [***].

13.3Acquired Programs

.

[***]
14.	PRESS RELEASE

14.1Press Release

.  Following the execution of this Agreement, the Parties shall issue a joint press release in such form as mutually agreed by the Parties.  Notwithstanding anything to the contrary in Section 7 of the Master Agreement, thereafter, Genzyme may issue a press release or make a public disclosure relating to (i)

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ALN-AT3 Global License Terms

the results of any Clinical Studies with respect to a Global AT3 Licensed Product and (ii) Genzyme’s Development, Manufacturing, or Commercialization activities hereunder, provided that such press release or public disclosure does not disclose Confidential Information of Alnylam.  [***]. Notwithstanding the foregoing, Alnylam may not issue any press release or make a public disclosure relating to Genzyme’s activities with respect to any Global AT3 Licensed Product without the prior review and approval of Genzyme, unless required by applicable Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity.

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15.	ENTIRE AGREEMENT; AMENDMENTS.

15.1Entire Agreement; Amendments

. This Agreement, the Exclusive TTR License and Amendment No. 2 contain the entire understanding of the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral.  This Agreement may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto.

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ALN-AT3 Global License Terms

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Execution Date.

GENZYME CORPORATION	ALNYLAM PHARMACEUTICALS, INC.
BY: /s/ William J. Sibold________________ NAME: William J. Sibold_______________ TITLE: CEO of Genzyme Corporation_____	BY: /s/ John M. Maraganore_________ NAME: John M. Maraganore, Ph.D. TITLE: Chief Executive Officer

Signature Page to ALN-AT3 Global License Terms

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

Exhibit A

HIGH LEVEL TRANSITION OUTLINE

ALN-AT3 (FITUSIRAN)

This High Level Transition Summary outlines certain categories of deliverables and general transfer procedures anticipated to be included in the Transition Plan to be developed by the Joint Transition Team after the Execution Date in accordance with this Agreement.  Additional categories of deliverables or procedures may be identified after the Execution Date and included in the Transition Plan, and the omission of such additional category of deliverables or procedures from this Transition Summary shall not constitute a basis for excluding them from the Transition Plan.

In addition to those activities to be conducted under the Transition Plan, during the Transition Period and until such clinical programs are fully transferred to Genzyme subject in all cases to Section 2.2 (Transition) of the Agreement and the Transition Plan, Alnylam will continue to conduct each existing or contemplated ALN-AT3 clinical program in the ordinary course, including with respect to program management, medical monitoring, data collection and management, site management, and site and investigator management.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

SCHEDULE 1.2.8

ALNYLAM CORE TECHNOLOGY PATENTS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 57 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

SCHEDULE 1.2.13

ALNYLAM PRODUCT-SPECIFIC PATENTS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 2 pages were omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

SCHEDULE 9.1

DISCLOSURE SCHEDULE

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

SCHEDULE 9.1.12

(A) EXISTING ALNYLAM IN-LICENSES

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

(B) ADDITIONAL ALNYLAM IN-LICENSES

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

SCHEDULE 9.4.1(d)

EXCEPTIONS TO EXCLUSIVITY

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ALN-AT3 Global License Terms

SCHEDULE 10.7

TRADEMARKS

Trademark	Region	Application #	Filing Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.